PROSPECTUS

February 28, 2013

As Supplemented on June 3, 2013

American Beacon Balanced Fund

A CLASS [ABFAX]
C CLASS [ABCCX]
Y CLASS [ACBYX]
ADVISOR CLASS [ABLSX]
INSTITUTIONAL CLASS [AADBX]
INVESTOR CLASS [AABPX]

American Beacon Large Cap
Value Fund

A CLASS [ALVAX]
C CLASS [ALVCX]
Y CLASS [ABLYX]
ADVISOR CLASS [AVASX]
INSTITUTIONAL CLASS [AADEX]
INVESTOR CLASS [AAGPX]
RETIREMENT CLASS [ALCRX]

American Beacon Mid-Cap
Value Fund

A CLASS [ABMAX]
C CLASS [AMCCX]
Y CLASS [ACMYX]
ADVISOR CLASS [AMCSX]
INSTITUTIONAL CLASS [AACIX]
INVESTOR CLASS [AMPAX]

American Beacon Small Cap
Value Fund

A CLASS [ABSAX]
C CLASS [ASVCX]
Y CLASS [ABSYX]
ADVISOR CLASS [AASSX]
INSTITUTIONAL CLASS [AVFIX]
INVESTOR CLASS [AVPAX]
RETIREMENT CLASS [ASCVX]

American Beacon Small Cap
Value II Fund

Y CLASS [ABBYX]
INVESTOR CLASS [ABBVX]

American Beacon International
Equity Fund

A CLASS [AIEAX]
C CLASS [AILCX]
Y CLASS [ABEYX]
ADVISOR CLASS [AAISX]
INSTITUTIONAL CLASS [AAIEX]
INVESTOR CLASS [AAIPX]
RETIREMENT CLASS [ABIRX]

American Beacon Emerging
Markets Fund

A CLASS [AEMAX]
C CLASS [AEMCX]
Y CLASS [ACEYX]
INSTITUTIONAL CLASS [AEMFX]
INVESTOR CLASS [AAEPX]

American Beacon High Yield
Bond Fund

A CLASS [ABHAX]
C CLASS [AHBCX]
Y CLASS [ACYYX]
INSTITUTIONAL CLASS [AYBFX]
INVESTOR CLASS [AHYPX]

American Beacon Retirement
Income and Appreciation Fund

A CLASS [AAPAX]
C CLASS [ABACX]
Y CLASS [ACRYX]
INVESTOR CLASS [AANPX]

American Beacon Intermediate
Bond Fund

A CLASS [AITAX]
C CLASS [AIBCX]
Y CLASS [ACTYX]
INSTITUTIONAL CLASS [AABDX]
INVESTOR CLASS [ABIPX]

American Beacon Short-Term Bond Fund

A CLASS [ANSAX]
C CLASS [ATBCX]
Y CLASS [ACOYX]
INSTITUTIONAL CLASS [AASBX]
INVESTOR CLASS [AALPX]

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merits of the Funds. To state otherwise is a criminal offense.

Prospectus	i

American Beacon

Balanced FundSM

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 86 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 100 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other expenses	0.66%	0.63%	0.48%	0.62%	0.37%	0.70%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses[1]	1.14%	1.86%	0.71%	1.10%	0.60%	0.93%
Expense Reduction and Reimbursement	0.03%
Total annual fund operating expenses after expense reduction and reimbursement[2]	1.11%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	The Manager has contractually agreed to reduce and/or reimburse the A Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.10% for the A Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 year	3 years	5 years	10 years
A	$682	$914	$1,164	$1,879
C	$298	$585	$1,006	$2,181
Y	$73	$228	$396	$882
Advisor	$112	$350	$607	$1,341
Institutional	$61	$192	$335	$750
Investor	$95	$297	$515	$1,144

Assuming no redemption of shares:

Share Class	1 year	3 years	5 years	10 years
C	$189	$585	$1,006	$2,181

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Prospectus	1	Summary

American Beacon

Balanced FundSM –  (continued)

Principal Investment Strategies

Under normal circumstances, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”). The Fund may invest in companies of all market capitalizations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

‣	above-average earnings growth potential,
‣	below-average price to earnings ratio,
‣	below-average price to book value ratio, and
‣	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund’s debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; asset-backed securities; master-demand notes and other debt securities. The Fund will only buy debt securities that are deemed by the Manager or sub-advisors, as applicable, to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisors, as applicable will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the maturities of the debt securities it can buy.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.
•	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal.

Prospectus	2	Summary

American Beacon

Balanced FundSM –  (continued)

A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include U.S. and non-U.S. common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs, and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. The Fund may also invest in U.S. dollar-denominated bonds issued by foreign companies or foreign governments. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Government-Sponsored Enterprises Risk

Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Prospectus	3	Summary

American Beacon

Balanced FundSM –  (continued)

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. The Fund’s fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the securities. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 1000® Value Index, which is the Fund’s primary benchmark. The table also shows how the Fund’s returns compare to the Barclays® Capital U.S. Aggregate Bond Index, which tracks the performance of fixed-rate debt securities. The Balanced Composite Index is composed of the Russell 1000 Value Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%) to reflect the Fund’s allocation of its assets between equity securities and fixed income securities. The Lipper® MTAG Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Institutional Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the Advisor Class, A Class and

Prospectus	4	Summary

American Beacon

Balanced FundSM –  (continued)

C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older share classes had lower expenses than the newer classes, their performance was better than the newer share classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

[1]	The bar chart previously reflected the performance of the Fund's Institutional Class shares. The bar chart currently shows the performance of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Highest Quarterly Return: (1/1/03 through 12/31/12)	13.65% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/03 through 12/31/12)	-11.13% (4th Quarter 2008)

	Average Annual Total Returns[1,2]
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	8/1/1994	1 Year	5 Years	10 Years
Return Before Taxes		13.79%	3.03%	7.11%
Return After Taxes on Distributions		12.91%	2.14%	5.96%
Return After Taxes on Distributions and Sale of Fund Shares		9.76%	2.15%	5.75%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	7.23%	1.77%	6.46%
C	9/1/2010	11.87%	2.58%	6.88%
Y	3/1/2010	14.12%	3.28%	7.41%
Advisor	5/31/2005	13.67%	2.83%	6.93%
Institutional	7/17/1987	14.23%	3.36%	7.45%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 1000 Value Index	17.51%	0.59%	7.38%
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%
Balanced Composite Index	12.17%	3.21%	6.83%
Lipper MTAG Funds Index	13.67%	2.65%	6.96%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.
[2]	The table previously reflected the after-tax return of the Fund's Institutional Class shares. The table currently shows the after-tax return of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the Manager and the following investment sub-advisors:

‣	Barrow, Hanley, Mewhinney & Strauss, LLC
‣	Brandywine Global Investment Management, LLC
‣	Hotchkis and Wiley Capital Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since 1998
Michael W. Fields Chief Fixed Income Officer	Since 2001
Patrick A. Sporl Senior Portfolio Manager	Since 2001
Erin Higginbotham Senior Portfolio Manager	Since 2011
Prospectus	5	Summary

American Beacon

Balanced FundSM –  (continued)

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (1987)
John S. Williams Portfolio Manager/Managing Director	Since Fund Inception (1987)
David R. Hardin Portfolio Manager/Managing Director	Since Fund Inception (1987)
J. Scott McDonald Portfolio Manager/Managing Director	Since 1998
Mark C. Luchsinger Portfolio Manager/Managing Director	Since 1998
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003

Brandywine Global Investment Management, LLC
Paul R. Lesutis Managing Director	Since 1996
Stephen S. Smith Managing Director	Since 1996
Patrick S. Kaser Managing Director	Since 2010
James J. Clarke Portfolio Manager	Since 2011

Hotchkis and Wiley Capital Management, LLC
George Davis Principal, Portfolio Manager & Chief Executive Officer	Since 1988
Judd Peters Portfolio Manager	Since 1999
Scott McBride Portfolio Manager	Since 2001

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Advisor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, Advisor Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	6	Summary

American Beacon

Large Cap Value FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 86 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 100 of the statement of additional information.

Shareholder fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Management fees	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%	0.50%
Other expenses	0.63%	0.64%	0.45%	0.59%	0.35%	0.72%	0.67%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses[1]	1.13%	1.89%	0.70%	1.09%	0.60%	0.97%	1.43%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$684	$914	$1,162	$1,871
C	$292	$594	$1,021	$2,212
Y	$72	$225	$391	$871
Advisor	$111	$346	$601	$1,329
Institutional	$61	$192	$335	$750
Investor	$99	$309	$536	$1,189
Retirement	$146	$453	$782	$1,714

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$192	$594	$1,021	$2,212

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2012, the market capitalizations of the companies in the Russell 1000 Index ranged from $313 million to $498 billion.

The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively referred to as “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this

Prospectus	7	Summary

American Beacon

Large Cap Value FundSM –  (continued)

strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

‣	above-average earnings growth potential,
‣	below-average price to earnings ratio,
‣	below-average price to book value ratio, and
‣	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Prospectus	8	Summary

American Beacon

Large Cap Value FundSM –  (continued)

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Large-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Institutional Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Retirement Class shares on May 1, 2009, Y Class shares on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the Advisor Class, A Class and C Class shares, prior to the dates such newer classes were first offered. For Retirement Class shares, performance results before May 31, 2005 are for Investor Class shares and performance results from May 31, 2005 to May 1, 2009 are for Advisor Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the newer classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Prospectus	9	Summary

American Beacon

Large Cap Value FundSM –  (continued)

Calendar year total returns for Investor Class shares

[1]	The bar chart previously reflected the performance of the Fund's Institutional Class shares. The bar chart currently shows the performance of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Highest Quarterly Return: (1/1/03 through 12/31/12)	19.76% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/0 through 12/31/12)	-21.63% (4th Quarter 2008)

	Average Annual Total Returns[1,2]
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	8/1/1994	1 Year	5 Years	10 Years
Return Before Taxes		18.68%	0.24%	8.14%
Return After Taxes on Distributions		18.34%	-0.05%	7.69%
Return After Taxes on Distributions and Sale of Fund Shares		12.60%	0.15%	7.12%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	11.65%	-1.02%	7.46%
C	9/1/2010	16.54%	-0.20%	7.90%
Y	8/3/2009	18.99%	0.52%	8.43%
Advisor	5/31/2005	18.52%	0.08%	7.98%
Institutional	7/17/1987	19.07%	0.59%	8.46%
Retirement	5/1/2009	18.05%	-0.15%	7.86%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 1000 Value Index	17.51%	0.59%	7.38%
Lipper Large-Cap Value Funds Index	15.87%	0.17%	6.41%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.
[2]	The table previously reflected the after-tax return of the Fund's Institutional Class shares. The table currently shows the after-tax return of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

‣	Barrow, Hanley, Mewhinney & Strauss, LLC
‣	Brandywine Global Investment Management, LLC
‣	Hotchkis and Wiley Capital Management, LLC
‣	Massachusetts Financial Services Company

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since 1998

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (1987)

Brandywine Global Investment Management, LLC
Paul R. Lesutis Managing Director	Since 1996
Patrick S. Kaser Managing Director	Since 2010
James J. Clarke Portfolio Manager	Since 2011
Prospectus	10	Summary

American Beacon

Large Cap Value FundSM –  (continued)

Hotchkis and Wiley Capital Management, LLC
George Davis Principal, Portfolio Manager and Chief Executive Officer	Since 1988
Sheldon Lieberman Principal and Portfolio Manager	Since 1994
Patricia McKenna Principal and Portfolio Manager	Since 1995
Judd Peters Portfolio Manager	Since 1999
Scott McBride Portfolio Manager	Since 2001

Massachusetts Financial Services Company
Steven R. Gorham Investment Officer and Portfolio Manager	Since 2010
Nevin P. Chitkara Investment Officer and Portfolio Manager	Since 2010

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Y Class, Advisor Class and Retirement Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for Advisor Class, A Class, Investor Class and Retirement Class shares, and $1,000 C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	11	Summary

American Beacon

Mid-Cap Value FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 86 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 100 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor
Management fees	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other expenses	0.78%	0.88%	0.70%	1.16%	0.48%	0.86%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses[1]	1.62%	2.47%	1.29%	2.00%	1.07%	1.45%
Expense Reduction and Reimbursement	0.12%	0.22%	0.20%	0.50%	0.08%	0.21%
Total annual fund operating expenses after expense reduction and reimbursement[2]	1.50%	2.25%	1.09%	1.50%	0.99%	1.24%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Advisor Class, Institutional Class and Investor Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.49% for the A Class, 2.24% for the C Class, 1.08% for the Y Class, 1.49% for the Advisor Class, 0.98% for the Institutional Class and 1.23% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$719	$1,046	$1,396	$2,379
C	$328	$749	$1,296	$2,790
Y	$111	$390	$689	$1,540
Advisor	$153	$579	$1,032	$2,287
Institutional	$101	$332	$582	$1,298
Investor	$126	$438	$772	$1,716

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$228	$749	$1,296	$2,790

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Prospectus	12	Summary

American Beacon

Mid-Cap Value FundSM –  (continued)

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index at the time of investment. As of December 31, 2012 the market capitalizations of the companies in the Russell Midcap Index ranged from $313 million to $25 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively referred to as “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

‣	above-average earnings growth potential,
‣	below-average price to earnings ratio,
‣	below-average price to book value ratio, and
‣	above-average dividend yields.

One sub-advisor invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, the sub-advisor seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. The sub-advisor’s portfolio will generally consist of 35 to 45 stocks.

The second sub-advisor invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or “deep” value portion of its investment universe. That sub-advisor looks for companies within that universe that sell for a low price relative to normal earnings (with “normal earnings” defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company’s history and the history of its industry).

The third sub-advisor utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The strategy focuses on stocks that are temporarily out of favor in the market; specifically, companies with higher returns on capital, free cash flow and strong balance sheets. These companies often dominate a particular industry niche, generally have significant barriers to entry and, as a result, are able to perpetuate a higher return on capital over time.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks

Prospectus	13	Summary

American Beacon

Mid-Cap Value FundSM –  (continued)

associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Mid-Capitalization Companies Risk

Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies, since medium-sized companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prospectus	14	Summary

American Beacon

Mid-Cap Value FundSM –  (continued)

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Institutional Class shares on November 30, 2005, Investor Class shares on March 1, 2006, Advisor Class shares on June 30, 2007, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the AMR Class of the Fund, which began offering shares on June 30, 2004 and is not offered in this prospectus, is shown for the Institutional Class shares before the date such class was first offered. For the Investor Class, performance results from June 30, 2004 to November 30, 2005 are for the AMR Class and performance results from November 30, 2005 to March 1, 2006 are for the Institutional Class. For the Advisor Class, performance results from June 30, 2004 to November 30, 2005 are for the AMR Class, performance results from November 30, 2005 to March 1, 2006 are for the Institutional Class and performance results from March 1, 2006 to June 30, 2007 are for the Investor Class. For Y Class, A Class and C Class shares, performance results from June 30, 2004 to November 30, 2005 are for the AMR Class and performance results from November 30, 2005 to the inception of the Y Class, A Class and C Class shares are for the Institutional Class.

In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the newer classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

[1]	The bar chart previously reflected the performance of the Fund's Institutional Class shares. The bar chart currently shows the performance of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Highest Quarterly Return: (1/1/05 through 12/31/12)	24.28% (3rd Quarter 2009)
Lowest Quarterly Return: (1/1/05 through 12/31/12)	-21.51% (4th Quarter 2008)

	Average Annual Total Returns[1,2]
	For the periods ended December 31, 2012
	Inception Date of Class			Since Inception
Investor Class	2/28/2006	1 Year	5 Years
Return Before Taxes		15.71%	4.84%	6.67%
Return After Taxes on Distributions		14.85%	4.54%	5.32%
Return After Taxes on Distributions and Sale of Fund Shares		11.38%	4.12%	5.16%
Prospectus	15	Summary

American Beacon

Mid-Cap Value FundSM –  (continued)

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception
A	5/17/2010	8.85%	3.33%	5.76%
C	9/1/2010	13.64%	4.21%	6.29%
Y	3/1/2010	15.98%	4.97%	6.80%
Advisor	6/29/2007	15.43%	4.59%	6.51%
Institutional	11/30/2005	16.00%	5.00%	6.82%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Since Inception
Russell Midcap Value Index	18.51%	3.79%	7.54%
Lipper Mid-Cap Value Funds Index	18.32%	2.98%	6.23%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.
[2]	The table previously reflected the after-tax return of the Fund's Institutional Class shares. The table currently shows the after-tax return of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

‣	Barrow, Hanley, Mewhinney & Strauss, LLC
‣	Lee Munder Capital Group, LLC
‣	Pzena Investment Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (2004)

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (2004)
Mark Giambrone Portfolio Manager/Managing Director	Since Fund Inception (2004)

Lee Munder Capital Group, LLC
Donald Cleven Portfolio Manager	Since 2011

Pzena Investment Management, LLC
Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder	Since Fund Inception (2004)
Manoj Tandon Principal, Portfolio Manager	Since 2006
Eli Rabinowich Principal, Portfolio Manager	Since 2012

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Advisor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, Advisor Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Prospectus	16	Summary

American Beacon

Mid-Cap Value FundSM –  (continued)

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	17	Summary

American Beacon

Small Cap Value FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 86 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 100 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%	0.50%
Other expenses	0.73%	0.75%	0.45%	0.61%	0.36%	0.72%	0.67%
Acquired Fund Fees and Expenses	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Total annual fund operating expenses[1]	1.54%	2.31%	1.01%	1.42%	0.92%	1.28%	1.73%
Expense Reduction and Reimbursement	0.12%	0.14%
Total annual fund operating expenses after expense reduction and reimbursement[2]	1.42%	2.17%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	The Manager has contractually agreed to reduce and/or reimburse the A Class and C Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.32% for the A Class and 2.07% for the C Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$711	$1,021	$1,355	$2,294
C	$320	$708	$1,223	$2,636
Y	$103	$321	$557	$1,235
Advisor	$145	$450	$777	$1,703
Institutional	$94	$294	$510	$1,132
Investor	$130	$405	$701	$1,544
Retirement	$176	$546	$940	$2,042

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$220	$708	$1,223	$2,636

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Prospectus	18	Summary

American Beacon

Small Cap Value FundSM –  (continued)

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies have market capitalizations of $4 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively, “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index):

‣	above-average earnings growth potential,
‣	below-average price to earnings ratio, and
‣	below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk

Equity securities generally are investing in the Fund are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not

Prospectus	19	Summary

American Beacon

Small Cap Value FundSM –  (continued)

be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect on the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Institutional Class shares on December 31, 1998, Investor Class shares on February 28, 1999, Advisor Class shares on May 1, 2003, Retirement Class shares on May 1, 2009, Y Class shares

Prospectus	20	Summary

American Beacon

Small Cap Value FundSM –  (continued)

on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class shares is shown for Advisor Class, A Class and C Class shares and the performance of Institutional Class shares is shown for Y Class shares prior to the dates that the newer class shares were first offered. For Retirement Class shares, performance results before May 1, 2003 are for Investor Class shares and performance results from May 1, 2003 to May 1, 2009 are for Advisor Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the newer classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

[1]	The bar chart previously reflected the performance of the Fund's Institutional Class shares. The bar chart currently shows the performance of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Highest Quarterly Return: (1/1/03 through 12/31/12)	24.75% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/03 through 12/31/12)	-25.68% (4th Quarter 2008)

	Average Annual Total Returns[1,2]
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	2/28/1999	1 Year	5 Years	10 Years
Return Before Taxes		16.08%	5.02%	10.37%
Return After Taxes on Distributions		15.46%	4.82%	9.54%
Return After Taxes on Distributions and Sale of Fund Shares		11.28%	4.28%	8.94%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	9.22%	3.68%	9.66%
C	9/1/2010	14.05%	4.53%	10.12%
Y	8/3/2009	16.39%	5.27%	10.65%
Advisor	5/1/2003	15.91%	4.86%	10.14%
Institutional	12/31/1998	16.52%	5.39%	10.71%
Retirement	5/1/2009	15.58%	4.66%	10.03%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 2000 Value Index	18.05%	3.55%	9.50%
Lipper Small-Cap Value Funds Index	15.56%	4.33%	10.20%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.
[2]	The table previously reflected the after-tax return of the Fund's Institutional Class shares. The table currently shows the after-tax return of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

‣	Barrow, Hanley, Mewhinney & Strauss, LLC
‣	Brandywine Global Investment Management, LLC
‣	Dreman Value Management, LLC
‣	Hotchkis and Wiley Capital Management, LLC
‣	Opus Capital Group, LLC
Prospectus	21	Summary

American Beacon

Small Cap Value FundSM –  (continued)

‣	The Boston Company Asset Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (1998)

Barrow, Hanley, Mewhinney & Strauss, LLC
James S. McClure Portfolio Manager/Managing Director	Since 2003
John P. Harloe Portfolio Manager/Managing Director	Since 2003

Brandywine Global Investment Management, LLC
Henry F. Otto Managing Director	Since Fund Inception (1998)
Steven M. Tonkovich Managing Director	Since Fund Inception (1998)

Dreman Value Management, LLC
E. Clifton Hoover Chief Investment Officer	Since 2010
Mark Roach Portfolio Manager	Since 2010
Mario Tufano Associate Portfolio Manager	Since 2010

Hotchkis and Wiley Capital Management, LLC
David Green Principal, Portfolio Manager	Since Fund Inception (1998)
Jim Miles Principal, Portfolio Manager	Since Fund Inception (1998)

Opus Capital Group, LLC
Len A. Haussler President, Portfolio Manager	Since 2005
Kevin P. Whelan Vice President and Portfolio Manager	Since 2005
Jonathon M. Detter Vice President and Portfolio Manager	Since 2005

The Boston Company Asset Management, LLC
Joseph M. Corrado Senior Managing Director	Since 2004
Edward R. Walter Managing Director	Since 2004

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Y Class, Advisor Class and Retirement Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, Advisor Class, Investor Class and Retirement Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	22	Summary

American Beacon

Small Cap Value II FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 86 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 100 of the statement of additional information.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	Y	Investor
Management fees	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	3.84%	4.20%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total annual fund operating expenses[1]	4.52%	4.88%
Expense Reduction and Reimbursement	3.35%	3.43%
Total fund operating expenses after expense reduce and reimbursement[2]	1.17%	1.45%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	The Manager has contractually agreed to reduce and/or reimburse the Y Class and Investor Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.09% for the Y Class, and 1.37% for the Investor Class. The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
Y	$119	$1,062	$2,014	$4,435
Investor	$148	$1,160	$2,174	$4,721

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization companies. These companies have market capitalizations of $4 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts, U.S. dollar-denominated foreign securities trading on U.S. exchanges and U.S. dollar-denominated American Depositary Receipts.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

Prospectus	23	Summary

American Beacon

Small Cap Value II FundSM –  (continued)

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000(R) Index):

‣	above-average earnings growth potential,
‣	below-average price to earnings ratio, and
‣	below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Prospectus	24	Summary

American Beacon

Small Cap Value II FundSM –  (continued)

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

Prospectus	25	Summary

American Beacon

Small Cap Value II FundSM –  (continued)

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Investor Class and Y Class shares on November 15, 2011. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Highest Quarterly Return: (11/15/11 through 12/31/12)	10.71% (1st Quarter 2012)
Lowest Quarterly Return: (11/15/11 through 12/31/12)	-5.17% (2nd Quarter 2012)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2012
	Inception Date of Class		Since Inception
Investor Class	11/15/2011	1 Year
Return Before Taxes		13.13%	11.29%
Return After Taxes on Distributions		12.83%	10.99%
Return After Taxes on Distributions and Sale of Fund Shares		8.93%	9.59%

Share class (before taxes)	Inception Date of Class	1 Year	Since Inception
Y	11/15/2011	13.42%	11.62%

Indices (reflect no deduction for fees, expenses or taxes)	1 Year	Since Inception
Russell 2000 Value Index	18.05%	19.57%
Lipper Small-Cap Value Funds Index	15.56%	13.81%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s sub-advisors are:

‣	Dean Capital Management, LLC
‣	Fox Asset Management LLC
‣	Signia Capital Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since Fund Inception (2011)
Wyatt L. Crumpler Chief Investment Officer	Since Fund Inception (2011)
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (2011)

Dean Capital Management, LLC
Steve Roth, Portfolio Manager	Since Fund Inception (2011)

Fox Asset Management LLC
Gregory R. Greene, Portfolio Manager	Since Fund Inception (2011)
J. Bradley Ohlmuller, Portfolio Manager	Since Fund Inception (2011)
Robert J. Milmore, Portfolio Manager	Since Fund Inception (2011)

Signia Capital Management, LLC
Anthony Bennett, Portfolio Manager	Since Fund Inception (2011)
Daniel Cronen, Portfolio Manager	Since Fund Inception (2011)
Richard Beaven, Portfolio Manager	Since Fund Inception (2011)
Prospectus	26	Summary

American Beacon

Small Cap Value II FundSM –  (continued)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. You may also purchase, redeem or exchange Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. The minimum initial purchase into the Fund is $2,500 for Investor Class shares and $100,000 for Y Class shares. The minimum subsequent investment by wire is $500 for Investor Class shares. No minimum applies to subsequent investments by wire for Y Class shares. For both classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	27	Summary

American Beacon

International Equity FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 86 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 100 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Management fees	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%	0.50%
Other expenses	0.72%	0.80%	0.48%	0.74%	0.40%	0.77%	5.58%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses[1]	1.30%	2.13%	0.81%	1.32%	0.73%	1.10%	6.41%
Expense Reduction and Reimbursement	0.04%	0.13%		0.07%			4.93%
Total annual fund operating expenses after expense reduction and reimbursement[2]	1.26%	2.00%		1.25%			1.48%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class Advisor Class and Retirement Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.25% for the A Class, 1.99% for the C Class, 1.24% for the Advisor Class and 1.47% for the Retirement Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$696	$959	$1,242	$2,048
C	$303	$655	$1,133	$2,452
Y	$83	$259	$450	$1,003
Advisor	$127	$411	$716	$1,583
Institutional	$75	$234	$407	$908
Investor	$112	$350	$607	$1,341
Retirement	$151	$1,460	$2,731	$5,758

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$203	$655	$1,133	$2,452

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Prospectus	28	Summary

American Beacon

International Equity FundSM –  (continued)

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, “stocks”) of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International® Europe Australasia Far East Index (“MSCI EAFE Index”). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The Fund may invest in companies of all market capitalizations. The Fund may use futures contracts and foreign currency forward contracts, including non-deliverable forwards (“NDFs”) contracts, as a hedge against foreign currency fluctuations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock’s country, sector or industry):

‣	above-average return on equity or earnings growth potential,
‣	below-average price to earnings or price to cash flow ratio,
‣	below-average price to book value ratio, and
‣	above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. A sub-advisor may trade forward foreign currency contracts, including NDF contracts, or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Currency Risk

Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks and securities convertible into or exchangeable for common stocks. Investing in such securities may expose the Fund to additional risk.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movement in interest rates. In addition, convertible securities are subject to risk that the credit standing of the issuer may have an effect on the security’s investment value.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts and Foreign Currency Forward Contracts Risk

Futures contracts and foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed

Prospectus	29	Summary

American Beacon

International Equity FundSM –  (continued)

price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, the Manager or a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s shares. Equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Prospectus	30	Summary

American Beacon

International Equity FundSM –  (continued)

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® International Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Institutional Class shares on August 7, 1991, Investor Class shares on August 1, 1994, Advisor Class shares on May 1, 2003, Retirement Class Shares on May 1, 2009, Y Class shares on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class is shown for the Advisor Class, A Class and C Class shares and the performance of the Institutional Class is shown for Y Class shares prior to the dates that such newer share classes were first offered. For Retirement Class shares, performance results before May 1, 2003 are for Investor Class shares and performance results from May 1, 2003 to May 1, 2009 are for Advisor Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the newer classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

[1]	The bar chart previously reflected the performance of the Fund's Institutional Class shares. The bar chart currently shows the performance of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Highest Quarterly Return: (1/1/03 through 12/31/12)	24.81% (2nd Quarter 2009)
Lowest Quarterly Return: (1/1/03 through 12/31/12)	-21.72% (3rd Quarter 2011)

	Average Annual Total Returns[1,2]
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	8/1/1994	1 Year	5 Years	10 Years
Return Before Taxes		21.16%	-2.72%	8.85%
Return After Taxes on Distributions		20.77%	-2.91%	8.20%
Return After Taxes on Distributions and Sale of Fund Shares		14.28%	-2.09%	7.98%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	13.90%	-3.95%	8.16%
C	9/1/2010	19.05%	-3.16%	8.60%
Y	8/3/2009	21.47%	-2.45%	9.11%
Advisor	5/1/2003	20.90%	-2.97%	8.57%
Institutional	8/7/1991	21.51%	-2.41%	9.13%
Retirement	5/1/2009	20.76%	-3.04%	8.53%
Prospectus	31	Summary

American Beacon

International Equity FundSM –  (continued)

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
MCSI EAFE Index	17.32%	-3.69%	8.21%
Lipper International Funds Index	19.70%	-2.81%	8.81%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation. The return after taxes on distribution and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
[2]	The table previously reflected the after-tax return of the Fund's Institutional Class shares. The table currently shows the after-tax return of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

‣	Causeway Capital Management LLC
‣	Lazard Asset Management LLC
‣	Templeton Investment Counsel, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Kirk L. Brown Senior Portfolio Manager	Since 1994

Causeway Capital Management LLC
Sarah H. Ketterer Chief Executive Officer	Since 2001
Harry W. Hartford President	Since 2001
James A. Doyle Director	Since 2006
Jonathan P. Eng Director	Since 2006
Kevin Durkin Director	Since 2006
Conor Muldoon Director	Since 2010

Lazard Asset Management LLC
John R. Reinsberg Deputy Chairman	Since 1999
Michael A. Bennett Managing Director	Since 2003
Michael G. Fry Managing Director	Since 2005
Michael Powers Managing Director	Since 2003
Kevin J. Matthews Director	Since 2013

Templeton Investment Counsel, LLC
Cindy L. Sweeting Executive Vice President, Director of Portfolio Management and Portfolio Manager Templeton Global Equity Group	Since 2012
Antonio T. Docal Executive Vice President and Portfolio Manager Templeton Global Equity Group	Since 2012
Prospectus	32	Summary

American Beacon

International Equity FundSM –  (continued)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Advisor Class, Retirement Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, Advisor Class, Retirement Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	33	Summary

American Beacon

Emerging Markets FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 86 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 100 of the statement of additional information.

Shareholder fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.96%	1.94%	0.92%	0.70%	1.04%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses[1]	2.02%	3.75%	1.73%	1.51%	1.85%
Expense Reduction and Reimbursement	0.22%	1.20%	0.27%	0.15%	0.05%
Total annual fund operating expenses after expense reduction and reimbursement[2]	1.80%	2.55%	1.46%	1.36%	1.80%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class, and Investor Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.79% for the A Class, 2.54% for the C Class, 1.45% for the Y Class, 1.35% for the Institutional Class, and 1.79% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.
Prospectus	34	Summary

American Beacon

Emerging Markets FundSM –  (continued)

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$747	$1,151	$1,580	$2,770
C	$358	$1,036	$1,833	$3,916
Y	$149	$519	$914	$2,020
Institutional	$138	$462	$809	$1,789
Investor	$183	$577	$996	$2,166

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$258	$1,036	$1,833	$3,916

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of issuers that:

‣	are primarily listed on the trading market of an emerging market country;
‣	are headquartered in an emerging market country; or
‣	derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.

An emerging market country is one that:

‣	has an emerging stock market as defined by the International Finance Corporation;
‣	has a low- to middle-income economy according to the World Bank;
‣	is included in the IFC Investable Index or the Morgan Stanley Capital International® Emerging Markets Index; or
‣	has a per-capita gross national product of $10,000 or less.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks and depositary receipts (collectively referred to as “stocks”). The Fund may invest in companies of all market capitalizations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

One sub-advisor combines a top-down country allocation investment approach with bottom-up stock selection. The sub-advisor first allocates its portion of the Fund’s assets among emerging market countries based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The sub-advisor then selects individual securities within these countries on the basis of attractive growth characteristics, reasonable valuations and company managements with a strong shareholder value orientation. To attempt to manage risk, the sub-advisor emphasizes thorough macroeconomic and fundamental research.

The second sub-advisor utilizes a bottom-up investment strategy that is value-oriented and research-driven. The sub-advisor buys stocks that exhibit good value characteristics, strong business fundamentals and positive business momentum. The focus on business momentum helps the sub-advisor avoid the value trap, while bottom-up fundamental security analysis helps to verify their quantitative analysis. Lastly, they focus on the preservation of capital as they believe it is the key to long-term performance.

The third sub-advisor uses a Graham and Dodd based value oriented approach to managing emerging market equity investments. The strategy focuses on fundamental research at the company level and attempts to identify securities trading at significant discounts to their long term intrinsic value. This discount, or “margin of safety” is typically a by-product of short term price volatility and market inefficiency and the sub-advisor seeks to outperform the benchmark over the long-term by building concentrated portfolios of undervalued companies which they believe offer attractive long-term appreciation potential.

Prospectus	35	Summary

American Beacon

Emerging Markets FundSM –  (continued)

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. A sub-advisor may trade forward foreign currency contracts, including NDFs, or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Currency Risk

Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk

When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights, warrants and depository receipts. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. Depository receipts are subject to certain of the risks associated with investing directly in foreign securities.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts and Foreign Currency Forward Contracts Risk

Futures contracts and foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Prospectus	36	Summary

American Beacon

Emerging Markets FundSM –  (continued)

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, the Manager or a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Emerging Markets Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Institutional Class shares on July 31, 2000, Investor Class shares on October 1, 2002, Y Class

Prospectus	37	Summary

American Beacon

Emerging Markets FundSM –  (continued)

shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for Y Class shares and the performance of the Investor Class shares is shown for A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the new classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

[1]	The bar chart previously reflected the performance of the Fund's Institutional Class shares. The bar chart currently shows the performance of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Highest Quarterly Return: (1/1/03 through 12/31/12)	35.22% (2nd Quarter 2009)
Lowest Quarterly Return: (1/1/03 through 12/31/12)	-26.39% (4th Quarter 2008)

	Average Annual Total Returns[1,2]
	For the periods ended December 31, 2012
	Inception Date of Fund
Investor Class	10/1/2002	1 Year	5 Years	10 Years
Return Before Taxes		17.02%	-2.33%	14.75%
Return After Taxes on Distributions		16.90%	-3.28%	13.14%
Return After Taxes on Distributions and Sale of Fund Shares		11.21%	-2.22%	12.92%

Share class (before taxes)	Inception Date of Fund	1 Year	5 Years	10 Years
A	5/17/2010	10.30%	-3.50%	14.06%
C	9/1/2010	15.17%	-2.68%	14.54%
Y	3/1/2010	17.29%	-2.02%	15.09%
Institutional	7/31/2000	17.56%	-1.94%	15.14%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
MSCI Emerging Markets Index	18.22%	-0.92%	16.52%
Lipper Emerging Markets Funds Index	20.08%	-1.48%	15.89%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation. The return after taxes on distribution and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
[2]	The table previously reflected the after-tax return of the Fund's Institutional Class shares. The table currently shows the after-tax return of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.
Prospectus	38	Summary

American Beacon

Emerging Markets FundSM –  (continued)

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

‣	Brandes Investment Partners, L.P.
‣	Morgan Stanley Investment Management Inc.
‣	The Boston Company Asset Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Kirk L. Brown Senior Portfolio Manager	Since Fund Inception (2000)

Brandes Investment Partners, L.P.
Douglas Edman Director, Investments	Since 2010
Christopher Garrett Institutional Portfolio Manager	Since 2010
Louis Lau Senior Analyst	Since 2010
Greg Rippel Senior Analyst	Since 2010
Gerardo Zamorano Director, Investments	Since 2010

Morgan Stanley Investment Management Inc.
Ruchir Sharma Managing Director	Since Fund Inception (2000)
Paul Psaila Managing Director	Since Fund Inception (2000)
Munib Madni Managing Director of Morgan Stanley Investment Management Company	Since 2012
Samuel Rhee Managing Director	Since 2012
Eric Carlson Executive Director	Since 2006
Ana Cristina Piedrahita Managing Director of Morgan Stanley Investment Management Limited	Since 2006

The Boston Company Asset Management, LLC
D. Kirk Henry Senior Managing Director	Since Fund Inception (2000)
Clifford Smith Senior Managing Director	Since 2003
Warren Skillman Managing Director	Since 2006

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	39	Summary

American Beacon

High Yield Bond FundSM

Investment Objective

The Fund’s investment objective is high current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 86 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 100 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.43%	0.43%	0.43%	0.43%	0.43%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.78%	0.73%	0.70%	0.50%	0.73%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses[1]	1.47%	2.17%	1.14%	0.94%	1.17%
Expense Reduction and Reimbursement	0.34%	0.29%	0.15%		0.07%
Total annual fund operating expenses after expense reduction and reimbursement[2]	1.13%	1.88%	0.99%		1.10%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class,Y Class and Investor Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.12% for the A Class, 1.87% for the C Class, 0.98% of the Y Class and 1.09% for the Investor class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.
Prospectus	40	Summary

American Beacon

High Yield Bond FundSM –  (continued)

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$585	$886	$1,209	$2,121
C	$291	$651	$1,138	$2,481
Y	$101	$348	$613	$1,374
Institutional	$96	$300	$520	$1,155
Investor	$112	$365	$638	$1,415

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$191	$651	$1,138	$2,481

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

This Fund seeks to maximize current income by investing in a diversified portfolio of public and private issue debt securities that are generally rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba or lower by Moody’s Investors Service, Inc.) or deemed to be below investment grade by an investment sub-advisor. These types of securities are commonly referred to as “high-yield bonds” or “junk bonds.” The Fund seeks capital appreciation by investing in issues whose relative value is expected to increase over time. The Fund has no limitations regarding the maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high-yield bonds. High-yield issuers are generally those which have below investment grade ratings because they are relatively small in size, relatively young in years, relatively leveraged financially (perhaps borrowing heavily to finance expansion or due to a leveraged buyout), or formerly “blue chip” companies that have encountered some financial difficulties.

In selecting investments, the Fund’s sub-advisors utilize a bottom-up and research-driven investment process that relies heavily on internal research and fundamental credit analysis. The investment philosophy of each sub-advisor concentrates on identification of relative value and downside protection.

To a lesser extent, the Fund may invest in other securities, including investment grade securities, foreign securities, common and preferred stocks and convertible securities, in keeping with the Fund’s overall investment objective.

The Fund may also invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is designed primarily for investors seeking current income from a fund that invests mainly in a variety of high-yield, high-risk debt securities. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in below investment-grade debt securities and the price changes in those securities that can occur when interest rates change. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Convertible Securities Risk

The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is strictly based on its yield and tends to decline as interest rates

Prospectus	41	Summary

American Beacon

High Yield Bond FundSM –  (continued)

increase. Convertible securities may also be subject to credit risk, market risk and interest rate risk.

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down. Since the Fund invests in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common and preferred stocks and convertible securities. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

High-Yield Securities Risk

Investing in high-yield, non-investment grade bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, market risk involves the possibility that the value of the Fund’s investments will decline due to drops in the overall high-yield bond market. Changes in the economic climate, investor perceptions, and stock market volatility can cause the prices of the Fund’s investments to decline, regardless of the financial conditions of the issuers held by the Fund. From time to time,

Prospectus	42	Summary

American Beacon

High Yield Bond FundSM –  (continued)

certain investments held by the Fund may have limited marketability or contractual limitations on their resale and may be difficult to value and sell at favorable times or prices. If the Fund is forced to sell holdings to meet redemption requests, the Fund may have to sell them at a loss.

Market Timing Risk

Because the Fund invests in high yield bonds that may lack market liquidity, it is subject to the risk of market timing activities. The limited trading activity of some high yield bonds may result in market prices that do not reflect the true market value of these illiquid securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Unrated Securities Risk

Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® High Current Yield Bond Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Institutional Class shares on December 29, 2000, Investor Class shares on March 1, 2002, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class is shown for Y Class shares for all periods up to the inception of the Y Class. The performance of the Investor Class is shown for all periods up to the inception of the A Class and C Class shares. The older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the new classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

[1]	The bar chart previously reflected the performance of the Fund's Institutional Class shares. The bar chart currently shows the performance of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.
Prospectus	43	Summary

American Beacon

High Yield Bond FundSM –  (continued)

Highest Quarterly Return: (1/1/03 through 12/31/12)	19.21% (2nd Quarter 2009)
Lowest Quarterly Return: (1/1/03 through 12/31/12)	-18.60% (4th Quarter 2008)

	Average Annual Total Returns[1,2]
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	3/1/2002	1 Year	5 Years	10 Years
Return Before Taxes		14.94%	7.42%	7.74%
Return After Taxes on Distributions		12.12%	4.29%	4.75%
Return After Taxes on Distributions and Sale of Fund Shares		9.63%	4.39%	4.83%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	9.51%	6.42%	7.23%
C	9/1/2010	13.15%	7.04%	7.55%
Y	3/1/2010	15.01%	7.55%	7.96%
Institutional	12/29/2000	15.34%	7.70%	8.03%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
JPMorgan Global High-Yield Index	16.21%	10.45%	10.70%
Lipper High Current Yield Bond Funds Index	15.40%	7.73%	8.89%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.
[2]	The table previously reflected the after-tax return of the Fund's Institutional Class shares. The table currently shows the after-tax return of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

‣	Franklin Advisers, Inc.
‣	Logan Circle Partners, L.P.
‣	PENN Capital Management Company, Inc.

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Kirk L. Brown Senior Portfolio Manager	Since 2002

Franklin Advisers, Inc.
Eric Takaha Senior Vice President, Director of Corporate Credit and High Yield	Since 2006
Chris Molumphy Executive Vice President, Chief Investment Officer for the Franklin Templeton Fixed Income Group	Since 2006
Glenn Voyles Vice President	Since 2006

Logan Circle Partners, L.P.
Timothy L. Rabe Senior Portfolio Manager	Since 2007

PENN Capital Management Company, Inc.
Richard A. Hocker Chief Investment Officer	Since 2011
Martin A. Smith Portfolio Manager	Since 2011
Prospectus	44	Summary

American Beacon

High Yield Bond FundSM –  (continued)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	45	Summary

American Beacon

Retirement Income and Appreciation FundSM

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts are available from your financial professional and in “Choosing Your Share Class” on page 86 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 100 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Investor
Management fees	0.32%	0.32%	0.32%	0.32%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses	0.71%	0.72%	0.55%	0.80%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses[1]	1.29%	2.05%	0.88%	1.13%
Expense Reduction and Reimbursement	0.14%	0.08%	0.07%
Total annual fund operating expenses after expense reduction and reimbursement[2]	1.15%	1.97%	0.81%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class and Y Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.14% for the A Class, 1.96% for the C Class and 0.80% for the Y Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.
Prospectus	46	Summary

American Beacon

Retirement Income and Appreciation FundSM –  (continued)

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$364	$635	$926	$1,756
C	$300	$635	$1,096	$2,373
Y	$83	$274	$481	$1,078
Investor	$115	$359	$622	$1,374

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$200	$635	$1,096	$2,373

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, approximately 75% of the Fund’s total assets are invested in fixed-income securities considered by the Manager or sub-advisor to be investment grade at the time of purchase. These securities may include obligations of the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, master demand notes, medium-term notes, funding agreements, mortgage-backed securities, asset-backed securities and other debt securities (collectively referred to as “investment grade fixed-income securities”). If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisor will take action that they believe to be advantageous to the Fund. In an attempt to enhance the return of the Fund beyond the income offered by investment grade fixed-income securities, the Fund’s remaining total assets are invested in convertible and non-convertible debt obligations without regard to credit quality, as well as equity securities. The Fund seeks capital appreciation by investing in debt securities and convertible and equity securities of corporate issuers whose relative value is expected to increase over time.

The Manager currently allocates the Fund’s assets between itself and a sub-advisor. The Manager makes investment decisions regarding a portion of the Fund’s fixed-income securities. In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

Under normal circumstances, the Manager seeks to maintain a weighted average duration of three to seven years in the investment grade fixed-income portion of the Fund. A duration of “one year” means that a security’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates.

The sub-advisor invests in convertible securities but may invest up to 60% of its portion of the Fund’s total assets in non-convertible fixed-income securities. The sub-advisor may invest in investment grade fixed-income securities and securities rated below-investment grade or not rated, commonly referred to as “high-yield bonds” or “junk bonds.” The average term to maturity of the fixed-income securities held in the portion of the Fund’s portfolio managed by the sub-advisor will typically range from three to ten years.

The sub-advisor also may invest up to 40% of its portion of the Fund’s total asset in non-convertible equity securities, common stocks, preferred stocks, American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”). Historically, the sub-advisor’s investment process has led it to invest

Prospectus	47	Summary

American Beacon

Retirement Income and Appreciation FundSM –  (continued)

primarily in convertible securities of small- to mid-capitalization companies that, in its opinion, provide opportunities for long-term capital appreciation. However, the Fund may invest in issuers of all market capitalizations.

In selecting securities, the sub-advisor may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure. The sub-advisor utilizes credit ratings by any rating organizations as preliminary indicators of investment quality, in addition to its own credit research and analysis.

The Fund may also invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Convertible Securities Risk

The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is strictly based on its yield and tends to decline as interest rates increase. Convertible securities may also be subject to credit risk, market risk and interest rate risk.

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down. For the portion of Fund assets invested in lower-quality debt securities, this risk will be substantial.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, ADRs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stock is sensitive to movements in interest rates. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Government-Sponsored Enterprises Risk

Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Prospectus	48	Summary

American Beacon

Retirement Income and Appreciation FundSM –  (continued)

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. The Fund’s fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the securities. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds, exchange-traded funds (“ETFs”) and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Barclays Capital U.S. Aggregate Bond Index, which is the Fund’s primary benchmark. The table also shows how the Fund’s returns compare to the BofA Merrill Lynch All U.S. Convertibles Index, which tracks the performance of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Retirement Income and Appreciation Composite Index is composed of the Linked Barclays Capital U.S. Aggregate Bond Index (75%) and the BofA Merrill Lynch All U.S. Convertibles Index (25%) to reflect the Fund’s allocation of its assets between fixed-income securities and convertible securities. The Lipper Intermediate Investment Grade Debt Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Investor Class shares on June 30, 2003, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class shares is shown for the Y Class, A Class and C Class shares for all periods prior to the inception of each class. The Investor Class shares class would have had similar returns to the newer classes of shares because the shares are invested in the same portfolio securities. However, because the Investor Class had a different expense structure, its performance was different than the newer classes of shares would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Prospectus	49	Summary

American Beacon

Retirement Income and Appreciation FundSM –  (continued)

Calendar year total returns for Investor Class shares

Highest Quarterly Return: (1/1/04 through 12/31/12)	6.61% (3rd Quarter 2009)
Lowest Quarterly Return: (1/1/04 through 12/31/12)	-4.19% (3rd Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2012
	Inception Date of Class			Since Inception
Investor Class	6/30/2003	1 Year	5 Years
Return Before Taxes		7.19%	5.22%	4.86%
Return After Taxes on Distributions		6.10%	4.11%	3.64%
Return After Taxes on Distributions and Sale of Fund Shares		4.82%	3.86%	3.49%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception
A	5/17/2010	3.97%	4.18%	4.32%
C	9/1/2010	5.08%	4.76%	4.62%
Y	3/1/2010	7.41%	5.34%	4.93%

Indices (reflects no deduction of fees, expenses or taxes)	1 Year	5 Years	Since Inception
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.96%	5.03%
Linked Barclays Capital U.S. Aggregate Bond Index	4.21%	6.19%	5.95%
BofA Merrill Lynch All U.S. Convertibles Index	14.96%	4.06%	6.23%
Retirement Income and Appreciation Composite Index	6.89%	5.73%	5.30%
Lipper Intermediate Investment Grade Debt Funds Index	7.82%	6.28%	5.08%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Fund’s assets are currently allocated among the Manager and one investment sub-advisor, Calamos Advisors LLC.

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

‣	Calamos Advisors LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Cynthia M. Thatcher Portfolio Manager	Since Fund Inception (2003)
Michael W. Fields Chief Fixed Income Officer	Since Fund Inception (2003)
Patrick A. Sporl Senior Portfolio Manager	Since Fund Inception (2003)
Erin Higginbotham Senior Portfolio Manager	Since 2011

Calamos Advisors LLC
John P. Calamos, Sr. Chairman, CEO, Global Co-Chief Investment Officer	Since Fund Inception (2003)
Gary D. Black Executive Vice President, Global Co-Chief Investment Officer and Chief Investment Officer, Alternative Investments	Since 2012
Prospectus	50	Summary

American Beacon

Retirement Income and Appreciation FundSM –  (continued)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase or exchange into the Fund is $100,000 for Y Class shares, $2,500 for A Class, and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for Y Class shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	51	Summary

American Beacon

Intermediate Bond FundSM

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 86 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 100 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A	C	Y	Institutional	Investor
Management fees	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.67%	0.67%	0.79%	0.13%	0.64%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses[1]	1.13%	1.88%	1.00%	0.34%	0.85%
Expense Reduction and Reimbursement	0.13%	0.13%	0.34%		0.05%
Total annual fund operating expenses after expense reduction and reimbursement[2]	1.00%	1.75%	0.66%		0.80%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class and Investor Class of the Fund for Other Expenses through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 0.99% for the A Class, 1.74% for the C Class, 0.65% for the Y Class and 0.79% for the Investor Class(excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Managers (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses to exceed the percentage limit contractually agreed.
Prospectus	52	Summary

American Beacon

Intermediate Bond FundSM –  (continued)

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$572	$805	$1,056	$1,774
C	$278	$578	$1,004	$2,190
Y	$67	$284	$519	$1,194
Institutional	$35	$109	$191	$431
Investor	$82	$266	$466	$1,043

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$178	$578	$1,004	$2,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 144% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes. These types of obligations are commonly referred to as fixed-income securities or bonds. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

The Manager currently allocates the Fund’s assets between itself and a sub-advisor. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

‣	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
‣	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
‣	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
‣	Select specific debt securities within each security type.
‣	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The sub-advisor uses a bottom-up fixed-income investment strategy in determining which securities to buy and sell, as follows:

‣	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
‣	Evaluate credit quality of the securities.
‣	Perform an analysis of the expected total return of the securities to changes in interest rates compared to the Barclays Capital U.S. Aggregate Bond Index.

The Fund will only buy debt securities that are determined by the Manager or sub-advisor to be investment grade at the time of purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisor will take action that they believe to be advantageous to the Fund. Under normal circumstances, the Fund seeks to maintain a duration of three to seven years. A duration of “one year” means that a security’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates.

The Fund may also invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Prospectus	53	Summary

American Beacon

Intermediate Bond FundSM –  (continued)

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Foreign Exposure Risk

The Fund may invest in U.S. dollar-denominated bonds issued by foreign companies or foreign governments. Investing in foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased price volatility; and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Government-Sponsored Enterprises Risk

Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, market risk involves the possibility that the value of the Fund’s investments will decline due to drops in the overall bond market. Changes in the economic climate, investor perceptions, and stock market volatility can cause the prices of the Fund’s investments to decline, regardless of the financial conditions of the issuers held by the Fund. From time to time, certain investments held by the Fund may have limited marketability or contractual limitations on their resale and may be difficult to value and sell at favorable times or prices. If the Fund is forced to sell holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prospectus	54	Summary

American Beacon

Intermediate Bond FundSM –  (continued)

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate.

Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Intermediate Investment Grade Index, a composite of mutual funds comparable to the Fund. Performance shown in the chart and tables below reflects the Fund’s one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund’s performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Institutional Class shares on September 15, 1997, Institutional class shares on March 1, 2005, Investor Class shares on March 1, 2009, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class is shown for Y Class shares, Investor Class shares, A Class shares and C Class shares before March 1, 2009. The performance of the Investor Class shares is shown for the A Class and C Class shares from March 2, 2009 to the inception of both the A Class and C Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older share classes had lower expenses, their performance was better than the newer share classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

[1]	The bar chart previously reflected the performance of the Fund's Institutional Class shares. The bar chart currently shows the performance of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Highest Quarterly Return: (1/1/03 through 12/31/12)	4.91% (4th Quarter 2008)
Lowest Quarterly Return: (1/1/03 through 12/31/12)	-2.75% (2nd Quarter 2004)

	Average Annual Total Returns[1,2]
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	3/2/2009	1 Year	5 Years	10 Years
Return Before Taxes		4.50%	5.64%	5.04%
Return After Taxes on Distributions		3.43%	4.26%	3.53%
Return After Taxes on Distributions and Sale of Fund Shares		3.04%	4.04%	3.43%
Prospectus	55	Summary

American Beacon

Intermediate Bond FundSM –  (continued)

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	-0.70%	4.52%	4.48%
C	9/1/2010	2.52%	5.18%	4.82%
Y	3/1/2010	4.65%	5.94%	5.19%
Institutional	9/15/1997	4.98%	6.03%	5.24%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%
Lipper Intermediate Investment Grade Index	7.82%	6.28%	5.31%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.
[2]	The table previously reflected the after-tax return of the Fund's Institutional Class shares. The table currently shows the after-tax return of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Management

The Fund’s assets are currently allocated among the Manager and one investment sub-advisor.

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

‣	Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since 1998
Michael W. Fields Chief Fixed Income Officer	Since Fund Inception (1997)
Patrick A. Sporl Senior Portfolio Manager	Since 1999
Erin Higginbotham Senior Portfolio Manager	Since 2011

Barrow, Hanley, Mewhinney & Strauss, LLC
John S. Williams Portfolio Manager/Managing Director	Since Fund Inception (1997)
David R. Hardin Portfolio Manager/Managing Director	Since Fund Inception (1997)
J. Scott McDonald Portfolio Manager/Managing Director	Since 1998
Mark C. Luchsinger Portfolio Manager/Managing Director	Since 1998
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for A Class, and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Prospectus	56	Summary

American Beacon

Intermediate Bond FundSM –  (continued)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	57	Summary

American Beacon

Short-Term Bond FundSM

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 86 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 100 of the statement of additional information.

Shareholder fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.67%	0.70%	0.52%	0.17%	0.69%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses[1]	1.12%	1.90%	0.72%	0.37%	0.89%
Expense Reduction and Reimbursement	0.27%	0.30%	0.08%		0.10%
Total annual fund operating expenses after expense reduction and reimbursement[2]	0.85%	1.60%	0.64%		0.79%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class and Investor Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 0.85% for the A Class, 1.60% for the C Class, 0.64% for the Y Class and 0.79% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.
Prospectus	58	Summary

American Beacon

Short-Term Bond FundSM –  (continued)

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Shareholder fees
(fees paid directly from your investment)

Share classes	1 year	3 years	5 years	10 years
A	$335	$571	$826	$1,555
C	$263	$569	$1,000	$2,199
Y	$65	$222	$392	$887
Institutional	$38	$119	$207	$467
Investor	$81	$275	$485	$1,089

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$163	$569	$1,000	$2,199

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, master demand notes, loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes. These types of obligations are commonly referred to as fixed-income securities or bonds and may include foreign bonds. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

Currently, the Manager is the sole investment advisor to the Fund. In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The Fund will only buy debt securities that are determined by the Manager to be investment grade at the time of purchase. If an investment held by the Fund is downgraded below investment grade, the Manager will take action that it believes to be advantageous to the Fund. Under normal circumstances, the Fund seeks to maintain a duration of one to three years. A duration of “one year” means that a security’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates.

The Fund may also invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Prospectus	59	Summary

American Beacon

Short-Term Bond FundSM –  (continued)

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Government-Sponsored Enterprises Risk

Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal Home Loan Bank (“FHLB”), Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the securities. From time to time, certain investments held by the Fund may have limited marketability or contractual limitations on their resale and may be difficult to value and sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Selection Risk

Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s

Prospectus	60	Summary

American Beacon

Short-Term Bond FundSM –  (continued)

performance compares to a broad-based market index and the Lipper Short Investment Grade Bond Funds Index, a composite of mutual funds comparable to the Fund. Performance shown in the chart and tables below reflects the Fund’s one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund’s performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Investor Class shares on August 1, 1994, Institutional Class shares on February 28, 2005, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class is shown for Y Class shares and the performance of the Investor Class is shown for the A Class and C Class shares prior to the dates such new share classes were first offered. In each case, the newer share classes would have had similar annual returns to the older share classes because the shares are invested in the same portfolio securities. However, because the older share classes had lower expenses, their performance was better than the newer share classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

[1]	The bar chart previously reflected the performance of the Fund's Institutional Class shares. The bar chart currently shows the performance of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.

Highest Quarterly Return: (1/1/03 through 12/31/12)	2.15% (4th Quarter 2008)
Lowest Quarterly Return: (1/1/03) through 12/31/12)	-1.31% (3rd Quarter 2008)

	Average Annual Total Returns[1,2]
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	8/1/1994	1 Year	5 Years	10 Years
Return Before Taxes		2.93%	2.54%	2.70%
Return After Taxes on Distributions		2.39%	1.62%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares		1.90%	1.63%	1.57%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	0.16%	1.93%	2.40%
C	9/1/2010	1.06%	2.13%	2.49%
Y	3/1/2010	3.38%	2.89%	3.15%
Institutional	12/31/1987	3.20%	2.89%	3.16%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
BofA Merrill Lynch 1 – 3 Yr. Gov./Corp. Index	1.48%	2.87%	3.11%
Lipper Short Investment Grade Bond Funds Index	3.94%	3.02%	3.02%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.
[2]	The table previously reflected the after-tax return of the Fund's Institutional Class shares. The table currently shows the after-tax return of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended October 31, 2012.
Prospectus	61	Summary

American Beacon

Short-Term Bond FundSM –  (continued)

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager has managed the Fund since March 1987.

Portfolio Managers

American Beacon Advisors, Inc.
Michael W. Fields Chief Fixed Income Officer	Since Fund Inception (1987)
Patrick A. Sporl Senior Portfolio Manager	Since 1999
Erin Higginbotham Senior Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for A Class, and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	62	Summary

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds’ investment policies, their principal strategies and risks and performance benchmarks. However, this prospectus does not describe all of a Fund’s investment practices. For additional information, please see the Funds’ statement of additional information, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

‣	The American Beacon Balanced Fund’s investment objective is income and capital appreciation.
‣	The American Beacon Large Cap Value Fund’s investment objective is long-term capital appreciation and current income.
‣	The American Beacon Mid-Cap Value Fund’s investment objective is long-term capital appreciation and current income.
‣	The American Beacon Small Cap Value Fund’s investment objective is long-term capital appreciation and current income.
‣	The American Beacon Small Cap Value II Fund’s investment objective is long-term capital appreciation.
‣	The American Beacon International Equity Fund’s investment objective is long-term capital appreciation.
‣	The American Beacon Emerging Markets Fund’s investment objective is long-term capital appreciation.
‣	The American Beacon High Yield Bond Fund’s investment objective is high current income and capital appreciation.
‣	The American Beacon Retirement Income and Appreciation Fund’s investment objective is income and capital appreciation.
‣	The American Beacon Intermediate Bond Fund’s investment objective is income and capital appreciation.
‣	The American Beacon Short-Term Bond Fund’s investment objective is income and capital appreciation

Except for the American Beacon Small Cap Value II Fund, each Fund’s investment objective is “fundamental,” which means that it may be changed only with the approval of Fund shareholders. The American Beacon Small Cap Value II Fund’s investment objective is “non-fundamental”, which means that it may be changed by the Fund’s Board of Trustees (“Board”) without the approval of Fund’s shareholders.

80% Investment Policies

‣	The American Beacon Large Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large market capitalization U.S. companies.
‣	The American Beacon Mid-Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of middle market capitalization U.S. companies.
‣	The American Beacon Small Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies.
‣	The American Beacon Small Cap Value II Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization companies.
‣	The American Beacon International Equity Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and securities convertible into common stocks of issuers based in at least three different countries located outside the United States.
‣	The American Beacon Emerging Markets Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers that are primarily listed on the trading market of an emerging market country; are headquartered in an emerging market country; or derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.
‣	The American Beacon High Yield Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of domestic and foreign high-yield bonds.
Prospectus	63	Additional Information About the Funds

‣	The American Beacon Intermediate Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes.
‣	The American Beacon Short-Term Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, master demand notes, loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal.

Additional Information About the Multi-Manager Strategy

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

•	develops overall investment strategies for each Fund,
•	selects and changes sub-advisors,
•	allocates assets among sub-advisors,
•	monitors and evaluates the sub-advisors’ investment performance,
•	monitors the sub-advisors compliance with each Fund’s investment objectives, policies and restrictions,
•	oversees a Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable,
•	invests the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments, and
•	manages directly the American Beacon Short-Term Bond Fund and a portion of the assets of the American Beacon Balanced Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Intermediate Bond Fund.

With the exception of the American Beacon Short-Term Bond Fund, each Fund’s assets are allocated among one or more sub-advisors by the Manager. The assets of both the American Beacon Retirement Income and Appreciation Fund and the American Beacon Intermediate Bond Fund are allocated by the Manager between the Manager and one sub-advisor. The assets of the American Beacon Balanced Fund are allocated by the Manager among the Manager and multiple sub-advisors. Each sub-advisor has discretion to purchase and sell securities for its segment of a Fund’s assets in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board. The prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is materially changed or terminated. Each Fund’s sub-advisory arrangements are set forth below.

American Beacon Balanced Fund

The Fund’s assets are allocated among the Manager and the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Brandywine Global Investment Management, LLC
•	Hotchkis and Wiley Capital Management, LLC

Currently, approximately one-third of the Fund’s assets are allocated to Barrow, Hanley, Mewhinney & Strauss, LLC and another third to Brandywine Global Investment Management, LLC, who each decide the proportion of assets to invest in equity and fixed-income securities in accordance with the Fund’s guidelines. The remaining third of the Fund’s assets are allocated between the Manager, who invests its allocation in fixed-income

Prospectus	64	Additional Information About the Funds

securities and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

American Beacon Large Cap Value Fund

The Fund’s assets are allocated among the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Brandywine Global Investment Management, LLC
•	Hotchkis and Wiley Capital Management, LLC
•	Massachusetts Financial Services Company

Currently, the Fund’s assets are allocated in approximately equal amounts to Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Management, LLC and Hotchkis and Wiley Capital Management, LLC. Approximately ten percent of the Fund’s assets are allocated to Massachusetts Financial Services Company (“MFS”). The Manager may increase the allocation to MFS as Fund flows, capacity constraints and other considerations by the Manager may require.

American Beacon Mid-Cap Value Fund

The Fund’s assets are allocated among the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Lee Munder Capital Group, LLC
•	Pzena Investment Management, LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Small Cap Value Fund

The Fund’s assets are allocated among the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Brandywine Global Investment Management, LLC
•	Dreman Value Management, LLC
•	Hotchkis and Wiley Capital Management, LLC
•	Opus Capital Group, LLC
•	The Boston Company Asset Management, LLC

The Manager does not anticipate allocating any new assets to Barrow, Hanley, Mewhinney & Strauss, LLC or Hotchkis and Wiley Capital Management, LLC, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Brandywine Global Investment Management, LLC, Dreman Value Management, LLC, Opus Capital Group, LLC, and The Boston Company Asset Management, LLC, as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

American Beacon Small Cap Value II Fund

The Fund’s assets are allocated among the following sub-advisors:

•	Dean Capital Management, LLC
•	Fox Asset Management LLC
•	Signia Capital Management, LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon International Equity Fund

The Fund’s assets are allocated among the following investment sub-advisors:

•	Causeway Capital Management LLC
•	Lazard Asset Management LLC
•	Templeton Investment Counsel, LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Emerging Markets Fund

The Fund’s assets are allocated among the following investment sub-advisors:

•	Brandes Investment Partners, L.P.
•	Morgan Stanley Investment Management Inc.
•	The Boston Company Asset Management, LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon High Yield Bond Fund

The Fund’s assets are allocated among the following investment sub-advisors:

•	Franklin Advisers, Inc.
•	Logan Circle Partners, L.P.
•	PENN Capital Management Company, Inc.

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Retirement Income and Appreciation Fund

The Manager allocates the Fund’s assets between itself and Calamos Advisors LLC (“Calamos”). The Manager makes investment decisions regarding the approximately 75% of the Fund allocated to investment grade fixed-income securities, while Calamos makes investment decisions regarding the remainder of Fund assets.

American Beacon Intermediate Bond Fund

The Manager currently allocates the Fund’s assets, generally on an equal basis, between itself and Barrow, Hanley, Mewhinney & Strauss, LLC.

American Beacon Short-Term Bond Fund

The Manager is the sole investment advisor to the Fund.

Prospectus	65	Additional Information About the Funds

Additional Information About Investments

This section provides more detailed information regarding the investments the Funds may invest in as well as information regarding the Funds’ strategy with respect to investment of cash balances. The following table identifies investments of each Fund in light of their respective principal investment strategies. Funds with an “X” in a particular investment column are more likely to use those investments as principal strategies than those without an “X”. These investments are explained following the table.

Investments	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Value II Fund	International Equity Fund	Emerging Markets Fund	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Asset-Backed Securities	X							X	X	X	X
Cash Management Investments	X	X	X	X	X	X	X		X	X	X
Convertible Debt Securities								X	X
Derivative Investments						X	X
Equity Investments	X	X	X	X	X	X	X		X
Fixed Income Investments	X							X	X	X	X
Government-Sponsored Enterprises	X							X	X	X	X
High-Yield Securities								X
Investment Grade Securities	X							X	X	X	X

Asset-Backed Securities

Asset-backed securities are fractional interests in pools of loans, receivable or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (“1940 Act”), including money market funds that are sponsored or advised by the Manager or a sub-advisor, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which a Fund invests, including advisory fees charged by the Manager to any applicable money market funds sponsored by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Convertible Debt Securities

Convertible debt securities are debt securities that are exchangeable for equity securities of an issuer at a predetermined price. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities. One of the sub-advisors for the American Beacon Retirement Income and Appreciation Fund may establish a “synthetic” convertible debt security by combining separate securities that possess economic characteristics similar to a convertible security, i.e., fixed-income securities, which may be convertible or non-convertible securities (“fixed-income component”), and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds,

Prospectus	66	Additional Information About the Funds

preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

Derivative Investments

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The American Beacon International Equity Fund and the American Beacon Emerging Markets Fund may invest in the following derivative instruments, as described in the Fund Summary of each Fund:

•	Futures. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
•	Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Equity Investments

A Fund’s equity investments may include:

•	American Depositary Receipts (“ADRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
•	Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.
•	Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.
•	Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.
•	Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

Fixed Income Investments

A Fund’s investments in debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as notes and bonds; mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes; and other debt securities. The American Beacon Balanced Fund, American Beacon Retirement Income and Appreciation Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund may also invest in medium-term notes, funding agreements and loan participation agreements.

Prospectus	67	Additional Information About the Funds

Government-Sponsored Enterprises

A Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury’s commitment to purchase stock to ensure the issuers’ positive net worth through at least 2012.

High-Yield Securities

High-yield securities are debt obligations rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba or lower by Moody’s Investors Service, Inc.) or not rated, but considered by the Manager or an investment sub-advisor to be of similar quality. These types of securities are also commonly referred to as “junk bonds”.

Investment Grade Securities

Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as Standard & Poor’s Ratings Services, Fitch, Inc. or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. A Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

Prospectus	68	Additional Information About the Funds

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of their respective principal investment strategies. These risks are explained in the following table.

Risk	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Value II Fund	International Equity Fund	Emerging Markets Fund	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Convertible Securities Risk								X	X
Credit Risk	X							X	X	X	X
Currency Risk						X	X
Emerging Markets Risk							X
Equity Investments Risk	X	X	X	X	X	X	X	X	X
Foreign Exposure Risk	X	X	X	X	X				X	X	X
Foreign Investing Risk						X	X	X
Futures Contracts Risk	X	X	X	X	X
Government Sponsored Enterprise Risk	X								X	X	X
Hedging Risk						X	X
High Portfolio Turnover Risk			X					X		X
High-Yield Securities Risk								X
Interest Rate Risk	X							X	X	X	X
Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Issuer Risk	X	X	X	X	X	X	X	X	X	X	X
Large Capitalization Companies Risk	X	X	X			X	X
Market Events Risk	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X
Market Timing Risk						X	X	X
Mid-Capitalization Companies Risk	X	X	X	X	X		X	X
Other Investment Companies Risk	X	X	X	X	X	X	X	X	X	X	X
Prepayment and Extension Risk	X								X	X	X
Securities Lending Risk				X	X	X
Securities Selection Risk	X	X	X	X	X	X	X	X	X	X	X
Small Capitalization Companies Risk	X	X	X	X	X		X	X
U.S. Government Securities Risk	X								X	X	X
Unrated Securities Risk								X
Value Stocks Risk	X	X	X	X	X	X	X

Convertible Securities Risk

The value of a convertible security (“convertible”) is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

Credit Risk

Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest, a Fund’s income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the market value of that issuer’s securities.

Currency Risk

A Fund may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts, including NDFs, in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures, swaps for cross-currency investments, direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Foreign

Prospectus	69	Additional Information About the Funds

currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Emerging Markets Risk

When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Equity Investments Risk

Equity securities generally are subject to market risk. A Fund’s investments in equity securities may include equity securities such as, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants, real estate investment trusts (“REITs”) and American Depositary Receipts. Such investments may expose the Funds to additional risks.

•	Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
•	Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Preferred stocks may also be subject to credit risk.
•	Convertible Securities. Convertible securities may be subject to market risk, credit risk and interest rate risk. See “Convertible Securities Risk” above.
•	Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
•	REITs. Real estate investment trusts or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.
•	ADRs. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. See “Foreign Exposure Risk” below.

Foreign Exposure Risk

A Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

Prospectus	70	Additional Information About the Funds

Foreign Investing Risk

Investing in foreign securities, foreign sovereign and quasi sovereign debt, ADRs and GDRs carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility; (6) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least, in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. A Fund may use derivatives for hedging, and to create leverage. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a Fund’s portfolio manager incorrectly forecasts stock market values, the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage can expose a Fund to greater risk and increase its costs. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.

There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. In addition, the Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor.

Government-Sponsored Enterprises Risk

Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government-sponsored enterprise bonds are also subject to credit risk.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

High-Yield Securities Risk

Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities also may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund’s fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time.

Prospectus	71	Additional Information About the Funds

Investment Risk

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide which could adversely affect the Funds.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s shares. Equity investments are subject to stock market risk, which involves the possibility that the value of a Fund’s investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Fixed-income market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to purchase and sell the debt securities. Fixed income market risk also involves the possibility that the value of a Fund’s investments in high-yield securities will decline due to drops in the overall high-yield bond market. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of a Fund’s fixed-income and high-yield investments to decline regardless of the conditions of the issuers held by a Fund.

From time to time, certain investments held by a Fund may have limited marketability and may be difficult to sell at favorable times or prices. If a Fund is forced to sell such holdings to meet redemption requests or other cash needs, a Fund may have to sell them at a loss.

Market Timing Risk

Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. A Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value high-yield and foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in a Funds, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in medium-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including open-end funds, exchange-traded funds (“ETFs”) and money market funds. To the extent that a Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

A Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in

Prospectus	72	Additional Information About the Funds

expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, a Fund’s securities lending agent may indemnify a Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor may not perform to expectations. This could result in a Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk

Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Like all bonds, U.S. Government bonds are also subject to credit risk and interest rate risk.

Unrated Securities Risk

Because a Fund may purchase securities that are not rated by any rating organization, a sub-advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

Value Stocks Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks’ prices remaining undervalued for extended periods of time. While a Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier other stock funds as a trade-off for this potentially lower risk. A Fund’s performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out favor, depending on market conditions and investor sentiment. A Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to a broad-based market index and a composite of mutual funds comparable to each Fund compiled by Lipper, Inc. (“Lipper”). Lipper is an independent mutual fund research and ranking service. Set forth below is additional information regarding the index and composite to which each Fund’s performance is compared.

American Beacon Balanced Fund

Market Index

The Fund’s performance is compared to the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index. To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the Fund’s performance is also compared to the Balanced Composite Index, which combines the returns of the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index in a 60%/40% proportion.

•	Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
•	The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Mixed-Asset Target Allocation Growth (MTAG) Funds Index, a composite of mutual funds comparable to the Fund.

Prospectus	73	Additional Information About the Funds

•	The Lipper MTAG Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category.

American Beacon Large Cap Value Fund

Market Index

The Fund’s performance is compared to the Russell 1000 Value Index.

•	Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Large-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category.

American Beacon Mid-Cap Value Fund

Market Index

The Fund’s performance is compared to the Russell Midcap Value Index.

•	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category.

American Beacon Small Cap Value Fund

Market Index

The Fund’s performance is compared to the Russell 2000 Value Index.

•	The Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category.

American Beacon Small Cap Value II Fund

Market Index

The Fund’s performance will be compared to the Russell 2000 Value Index.

•	The Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

Mutual Fund Composite

The Fund’s performance also will be compared to the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category.

American Beacon International Equity Fund

Market Index

The Fund’s performance is compared to the MSCI EAFE Index.

•	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper International Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category.

American Beacon Emerging Markets Fund

Market Index

The Fund’s performance is compared to the MSCI Emerging Markets Index.

•	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Emerging Markets Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper Emerging Markets Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Markets Funds category.

American Beacon High Yield Bond Fund

Market Index

The Fund’s performance is compared to the JPMorgan Global High-Yield Index.

•	The JPMorgan Global High-Yield Index (“JPMorgan
Prospectus	74	Additional Information About the Funds

Index”) is an unmanaged index of fixed-income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper High Current Yield Bond Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds category.

American Beacon Retirement Income and Appreciation Fund

Market Indices

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index, the Linked Barclays Capital U.S. Aggregate Bond Index and the BofA Merrill Lynch All U.S. Convertibles Index. To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and convertible securities, the Fund’s performance is also compared to the Retirement Income and Appreciation Composite which combines the returns of the Linked Barclays Capital U.S. Aggregate Bond Index and the BofA Merrill Lynch All U.S. Convertibles Index in a 75%/25% proportion.

•	The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.
•	The Linked Barclays Capital U.S. Aggregate Bond Index represents returns of the Barclays Capital U.S. Gov./Credit Intermediate Index (“Intermediate Index”) up to October 31, 2006 and the Barclays Capital U.S. Aggregate Bond Index (“Aggregate Index”) thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.
•	The BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Intermediate Investment Grade Debt Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper Intermediate Investment Grade Debt Funds Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category.

American Beacon Intermediate Bond Fund

Market Index

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index.

•	The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Intermediate Investment Grade Index, a composite of mutual funds comparable to the Fund.

•	The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category.

American Beacon Short-Term Bond Fund

Market Index

The Fund’s performance is compared to the BofA Merrill Lynch 1-3 Year Gov./Corp. Index.

•	The BofA Merrill Lynch 1-3 Year Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Short Investment Grade Bond Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category.
Notices Regarding Index Data:

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties herby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible

Prospectus	75	Additional Information About the Funds

for and has not reviewed the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund and American Beacon Small Cap Value II Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager of the Funds. The Manager, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, and administrative services. As of December 31, 2012, the Manager had approximately $47.4 billion of assets under management.

The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager is not registered as a commodity pool operator (“CPO”) with respect to these Funds in reliance on the delayed compliance date provided by No-Action Letter 1-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the Commodity Futures Trading Commission (“CFTC”). Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”). Prior to the Deadline, the Manager will determine whether it must register as a CPO or whether it may rely on an exemption or exclusion from registration with respect to the Funds.

The management fees, including sub-advisory fees, paid by the Funds for the fiscal year ended October 31, 2012, net of reimbursements and shown as a percentage of the average net assets, were as follows:

American Beacon Fund	Management Fees
Balanced	0.22%
Large Cap Value	0.24%
Mid-Cap Value	0.58%
Small Cap Value	0.46%
Small Cap Value II	0.60%
International Equity	0.32%
Emerging Markets	0.80%
High Yield Bond	0.43%
Retirement Income and Appreciation	0.32%
Intermediate Bond	0.20%
Short-Term Bond	0.20%

The Manager also may receive up to 25% of the net monthly income generated from a Funds’ securities lending activities as compensation for oversight of the Funds’ securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager receives 10% of such income. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. As of the date of this prospectus, only the American Beacon Small Cap Value Fund, American Beacon Small Cap Value II Fund and the American Beacon International Equity Fund may engage in securities lending activities. In addition, certain sub-advisors contribute to the Manager to support a Fund’s distribution activities.

A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements between the sub-advisors and the Manager is available in each Fund’s annual reports dated October 31, 2012.

The team members listed below are responsible for the oversight of the sub-advisors, including the investment strategies that the sub-advisor utilize for the Fund, reviewing the sub-advisors’ performance, allocating each Fund’s assets among the sub-advisors and the Manager, as applicable, and investing the portion of

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Fund assets that the sub-advisors determine should be allocated to short-term investments.

American Beacon Funds	Team Members
Balanced, Large Cap Value, Mid-Cap Value, Small Cap Value, Small Cap Value II and Intermediate Bond	Adriana R. Posada
Retirement Income and Appreciation	Cynthia M. Thatcher
International Equity, Emerging Markets, and High Yield Bond	Kirk L. Brown

Wyatt L. Crumpler is Chief Investment Officer. Mr. Crumpler joined the Manager in January 2007 as Vice President, Trust Investments and a member of the portfolio management team. Mr. Crumpler’s title was redesignated to Vice President, Asset Management in July 2009 and to Chief Investment Officer in February 2012. Gene L. Needles, Jr. has served as President and Chief Executive Officer of the Manager since April 2009 and has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009 and President and CEO of AIM Distributors from 2004 to 2007. Adriana R. Posada is Senior Portfolio Manager, and became a member of the team in October 1998. Kirk L. Brown is Senior Portfolio Manager, and has served on the portfolio management team since February 1994. Mr. Brown is a CFA Charterholder. Cynthia M. Thatcher is Portfolio Manager, and became a member of the portfolio management team upon joining the Manager in December 1999. Ms. Thatcher is a CFA Charterholder.

Messrs. Crumpler and Needles are responsible for recommending sub-advisors to the Funds’ Board of Trustees. Ms. Posada, Mr. Brown, and Ms. Thatcher oversee the sub-advisors, review the sub-advisors’ performance and allocate the Funds’ assets among the sub-advisors, as applicable.

Michael W. Fields oversees the team responsible for the portfolio management of the American Beacon Short-Term Bond Fund and a portion of the fixed-income assets of the American Beacon Balanced Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Intermediate Bond Fund. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Chief Fixed Income Officer. The team responsible for the day-to-day portfolio management of the American Beacon Balanced Fund, American Beacon Retirement Income and Appreciation Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund includes Patrick A. Sporl and Erin Higginbotham.

Mr. Sporl has served as the Senior Portfolio Manager to the American Beacon Balanced Fund since September 2001, American Beacon Retirement Income and Appreciation Fund since June 2003, and American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund since January 1999. He is primarily responsible for determining the Funds’ holdings and characteristics. Mr. Sporl is a CFA Charterholder. Ms. Higginbotham has served as Portfolio Manager to the American Beacon Retirement Income and Appreciation Fund, American Beacon Balanced Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund since February 2011. She has responsibility for credit and relative value analysis of corporate bonds. Ms. Higginbotham managed cash and money market portfolios at American Beacon Advisors and has been a Portfolio Manager since April 2003 and became a Senior Portfolio Manager in April 2005. Ms. Higginbotham is a CFA Charterholder.

The Funds’ Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

AMR Corporation is a minority owner of Lighthouse Holdings, Inc.’s parent company. All other assets of AMR Corporation, its affiliates and employee retirement plans under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program), where applicable, are considered when calculating the fees for each sub-advisor. Including these assets may lower the investment advisory fees for each applicable Fund.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (“Barrow”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. As of October 31, 2012, Barrow had discretionary investment management authority with respect to approximately $66.4 billion of assets, including approximately $4.6 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Barrow serves as a sub-advisor to the American Beacon Balanced, American Beacon Large Cap Value, American Beacon Mid-Cap Value, American Beacon Small Cap Value, and American Beacon Intermediate Bond Funds. The Board also has approved Barrow as a sub-advisor to the American Beacon Short-Term Bond Fund. However, to date, the Manager has not allocated any assets of the American Beacon Short-Term Bond Fund to Barrow.

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Barrow manages client assets on a team basis for their equity and fixed-income strategies. The members of the team for each American Beacon Fund are listed below.

Name and Title of Portfolio Managers	Length of Service to Fund	Business Experience Past 5 Years
Balanced & Large Cap Value Funds
James P. Barrow Portfolio Manager/ Executive Director	Since Inception (1987)	Portfolio Manager/Barrow
Mid-Cap Value Fund
James P. Barrow Portfolio Manager/ Executive Director	Since Inception (2004)	Portfolio Manager/Barrow
Mark Giambrone Portfolio Manager/ Managing Director	Since Inception (2004)	Portfolio Manager/Barrow
Small Cap Value Fund
James S. McClure Portfolio Manager/ Managing Director	Since 2003	Portfolio Manager/Barrow
John P. Harloe Portfolio Manager/ Managing Director	Since 2003	Portfolio Manager/Barrow
Balanced & Intermediate Bond Funds
John S. Williams Portfolio Manager/ Managing Director	Since Inception (1987 1>Portfolio Manager/Barrow
David R. Hardin Portfolio Manager/ Managing Director	Since Inception (1987 & 1997)	Portfolio Manager/Barrow
J. Scott McDonald Portfolio Manager/ Managing Director	Since 1998	Portfolio Manager/Barrow
Mark C. Luchsinger Portfolio Manager/ Managing Director	Since 1998	Portfolio Manager/Barrow
Deborah A. Petruzzelli Portfolio Manager/ Managing Director	Since 2003	Portfolio Manager/Barrow

Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific industry assignments for more specialized, in-depth research.

Barrow manages its fixed-income portion of the American Beacon Balanced and American Beacon Intermediate Bond Funds using a team approach, with investment strategy decisions resulting from a consensus of its fixed-income professionals — five senior portfolio managers and five dedicated research analysts. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDES INVESTMENT PARTNERS, L.P. (“Brandes”), 11988 El Camino Real, Suite 500, San Diego, California 92130, is a registered investment adviser. Brandes is 100% beneficially owned by senior professionals of the firm. As of December 31, 2012, Brandes had approximately $27.2 billion in assets under management. Brandes serves as a sub-advisor to the American Beacon Emerging Markets Fund.

Brandes’ Emerging Market Investment Committee is primarily responsible for making the day-to-day investment decisions for the Emerging Markets Portfolio. The Portfolio is team-managed by an investment committee whose members are senior portfolio management and research analysts of Brandes, including Douglas Edman, Christopher Garrett, Louis Lau, Greg Rippel and Gerardo Zamorano, who are the six voting members of Brandes’ Emerging Markets Investment Committee.

Douglas Edman has been Director, Investments since 2004. Mr. Edman was a Senior Analyst at Brandes from 2000 to 2004, and Portfolio Manager from 1995 to 2000. Christopher Garrett, Institutional Portfolio Manager since 2007, has been with Brandes since 2000. Mr. Garrett was a Portfolio Manager/Analyst from 2000 to 2007. Prior to joining Brandes, Mr. Garrett worked as a portfolio manager/analyst for Dupont Capital Management. Louis Lau has held the position of Senior Analyst at Brandes since 2009. From 2004 to 2009, Mr. Lau was an Analyst at the firm. Prior to joining Brandes, he worked in investment banking and equity capital markets at Goldman Sachs. Greg Rippel joined Brandes in 2001 as an Analyst. In 2006, Mr. Rippel became a Senior Analyst. Prior to joining Brandes, Mr. Rippel worked as an underwriter at Greyrock Capital, a subsidiary of Bank of America. Gerardo Zamorano, Director, Investments, has held this position since 2006. He was a Senior Analyst at Brandes from 2004 to 2006 and an Analyst from 1999 to 2004.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“Brandywine Global”), 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of October 31, 2012, Brandywine Global had assets under management totaling approximately $41.0 billion, including approximately $4.0 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Brandywine Global serves as a sub-advisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund.

Brandywine Global Portfolio Managers for the
American Beacon Balanced and American Beacon
Large Cap Value Funds

Paul R. Lesutis, CFA is a portfolio manager for our Classic Large Cap Value Equity strategy. In addition, he is responsible for general research coverage, contributing insights and stock recommendations to all of the firm’s Large Cap Value Equity strategies. Mr. Lesutis joined the firm in 1991. Previously, he served as executive vice president, chief investment officer and portfolio manager with Provident Capital Management, Inc.

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(1984-1991); director of equity research and portfolio manager with First Pennsylvania Bank (1971-1984), and a securities analyst with E.I. du Pont de Nemours (1966-1971). Mr. Lesutis is a CFA charterholder. He is a member of the firm’s Executive Board.

Patrick S. Kaser, CFA is head of the Large Cap Value Equity team and serves as lead portfolio manager on the Classic Large Cap Value strategy. Mr. Kaser is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations. He joined the firm in 1998. He is a member of the firm’s Executive Board. Before becoming a portfolio manager, Mr. Kaser worked for the firm as an analyst on the Large Cap Value Equity team. He was also with Dean Witter as an account executive (1996-1997). Mr. Kaser is a CFA charterholder. He is a member of the CFA Society of Philadelphia and has been quoted in The Wall Street Journal, BusinessWeek, The Washington Post, Barron’s and has appeared on Bloomberg television and radio.

James J. Clarke serves as a portfolio manager for our Classic Large Cap Value Equity strategy. He rejoined the firm in December 2008 after three years serving as a founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds. From 1997 to 2005, Mr. Clarke worked as an equity analyst and portfolio manager for Brandywine Global’ s large, mid and small cap value equity portfolios and was responsible for research coverage of the machinery and REIT sectors, contributing insight and stock recommendations for all of the firm’s domestic equity products. Prior to his initial term of employment with Brandywine Global, Mr. Clarke worked as a financial analyst at Morgan Stanley in New York and Tokyo (1991-1995).

Steve S. Smith is co-lead portfolio manager for the firm’s Global Fixed Income and related strategies. He joined the firm in 1991 to diversify the firm’s investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980).

Brandywine Global Portfolio Managers for the
American Beacon Small Cap Value Fund

Henry F. Otto is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm’s Executive Board.

Steve M. Tonkovich is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). He is a member of the firm’s Executive Board.

CALAMOS ADVISORS LLC (“Calamos”), 2020 Calamos Court, Naperville, Illinois 60563, is an institutional money management firm that has specialized in security research and money management since 1977. Calamos is an indirect subsidiary of Calamos Asset Management, Inc. As of October 31, 2012, Calamos had assets under management totaling approximately $34.2 billion, including approximately $42 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Calamos serves as a sub-advisor to the American Beacon Retirement Income and Appreciation Fund.

Calamos employs a team approach to portfolio management, led by the Global Co-Chief Investment Officers (“Global Co-CIOs”) and comprised generally of the Global Co-CIOs, directors, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members, including the Global Co-CIOs and senior strategy analysts, may each make trading decisions guided by the Fund’s investment objective and strategy.

While day-to-day management of the Fund is a team effort, the Global Co-CIOs, along with the senior strategy analysts, have joint primary and supervisory responsibility for the Fund and work with Growth/Convertible team members in developing and executing the Fund’s investment program. Each is further identified below.

John P. Calamos, Sr. and Gary D. Black, Global Co-CIOs of Calamos Advisors, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. Gary D. Calamos, Co-CIO of Calamos Advisors, also focuses on portfolio level risk management, sector and country weightings, bottom-up fundamental security analysis, and corresponding research and analysis for key holdings. As Co-CIOs, Messrs. John P. Calamos, Sr. and Gary D. Black direct the

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team’s focus on macro themes, upon which the portfolio’s strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Co-CIOs and the senior strategy analysts. Jeff Scudieri, Jon Vacko, John Hillenbrand, Steve Klouda and Joe Wysocki are each senior strategy analysts.

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust and Chairman, CEO and Global Co-CIO of Calamos Advisors as of August 31, 2012. Prior thereto he was Chairman, CEO and Co-CIO of Calamos Advisors and its predecessor company. Gary D. Black became the Executive Vice President, Global Co-CIO and CIO of Alternative Investments of Calamos Advisors as of August 31, 2012. Mr. Black served as Chief Executive Officer, Chief Investment Officer, and a Founding Member of Black Capital LLC from July 2009 until August 2012. Prior to July 2009, he served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009. Jeff Scudieri joined Calamos in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos in 2000 and has been a senior strategy analyst since July 2002. John Hillenbrand joined Calamos in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos in 1994 and has been a senior strategy analyst since July 2002. Joe Wysocki joined Calamos in October 2003 and has been a senior strategy analyst since February 2007. Messrs. Hartman and Wysocki were all Intermediate Analysts in 2005 prior to their promotions to Senior Strategy Analysts in 2006 and 2007.

CAUSEWAY CAPITAL MANAGEMENT LLC (“Causeway”), 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2012, Causeway had approximately $16.2 billion in assets under management, including approximately $938 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the American Beacon International Equity Fund.

Causeway’s portion of the American Beacon International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Kevin Durkin, and Conor Muldoon.

Sarah H. Ketterer is the Chief Executive Officer. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the global healthcare, information technology, and telecommunication services sectors. He joined the firm as a Director and Portfolio Manager in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary, industrials, and materials sectors. Mr. Eng joined the firm as a Research Associate in July 2001 and became a Portfolio Manager and Director in 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Kevin Durkin is a Director of Causeway and is responsible for research in the global consumer discretionary, consumer staples, energy, and materials sectors. Mr. Durkin joined the firm in June 2001 as a Research Associate and became Portfolio Manager in 2006. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has co-managed the Fund since January 2006.

Conor Muldoon is a Director of Causeway and is responsible for research in the global financials and materials sectors. Mr. Muldoon joined the firm in August 2003 as a Research Associate and became a Portfolio Manager in 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has co-managed the Fund since 2010.

DEAN CAPITAL MANAGEMENT, LLC (“DCM”), 7450 W. 130th Street, Suite 150, Overland Park, Kansas 66213, an affiliate of Dean Investment Associates, is a registered investment adviser and provides portfolio management services to the clients of Dean Investment Associates. DCM was founded in March 2008. As of December 31, 2012, DCM had assets under management of approximately $414.9 million.

Steven Roth is a founding member of DCM and serves as the lead Portfolio Manager on the Dean Small Cap Value

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strategy. He also provides research support to the other DCM investment strategies. Prior to forming DCM in 2008, Mr. Roth worked for American Century as a co-Portfolio Manager on the Small Cap Value team from 2006 to 2008. He was a Senior Analyst at American Century from 2002 to 2006. Prior to American Century, Mr. Roth began his investment career in 2000 as an equity analyst at Strong Capital Management.

DREMAN VALUE MANAGEMENT, LLC (“Dreman”) is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311. Dreman, an independent investment management firm, was founded by David N. Dreman in 1997, with predecessor firms dating back to 1977. As of December 31, 2012, Dreman had over $3.8 billion of assets under management, which included approximately $246 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Dreman serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Dreman Value Management, LLC. is a contrarian value investment management firm founded in 1997 by David Dreman an author of five books on the subject. Today, Dreman has a team of dedicated contrarians offering a true value solution to investors seeking diversification and long-term results. Dreman’s goal is to provide superior investment performance, consistently and over a long-term horizon using the unique contrarian investment philosophy and disciplined investment approach developed by David Dreman over 30 years ago.

Mark Roach is the Lead Portfolio Manager for Dreman’s portion of the American Beacon Small Cap Value Fund. Mr. Roach manages Dreman’s portion of the Fund jointly with E. Clifton Hoover, Chief Investment Officer and Managing Director, and Mario Tufano, Associate Portfolio Manager of the Fund since 2010. Mr. Roach has been a Managing Director and Portfolio Manager of Dreman since 2006. From 2002 to 2006, he was a Portfolio Manager at Vaughan Nelson Investment Management. Mr. Hoover, Chief Investment Officer and Managing Director has been with Dreman since 2006. From 1997 to 2006, he was Managing Director and a Portfolio Manager at NFJ Investment Group. Mario Tufano, Associate Portfolio Manager of the Fund has been with Dreman since 2007. Prior to joining Dreman, Mr. Tufano was an Associate Director and Equity Analyst at UBS Investment Bank.

FOX ASSET MANAGEMENT LLC (“Fox”), 1040 Broad Street, Suite 203, Shrewsbury, New Jersey 07702, an indirect wholly-owned subsidiary of Eaton Vance, is a registered investment adviser that manages equity, fixed income and balanced portfolios. As of December 31, 2012, Fox had approximately $1.4 billion of assets under management.

The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, CFA, who is the key small-cap member on the firm’s Investment Committee. Other members of the Small Cap Team include J. Bradley Ohlmuller, CFA and Robert Milmore, CFA. Gregory Greene is a Co-Director and a member of the firm’s Investment Committee. He joined the company in November 1998 and is the lead manager for the Small Cap Value and SMID-Cap Value strategies as well. Prior to joining Fox, Mr. Greene was a Research Analyst responsible for the financial services and retail/consumer products industries in addition to being Head of Trading at Chris Blair Asset Management from June 1998. Previously he was a Vice President and Senior Position Trader in the Equity Trading department at Merrill Lynch from 1991. J. Bradley Ohlmuller joined Fox Asset Management in June 2004 as a Vice President and Equity Portfolio Manager and a member of the firm’s Investment Committee. In November 2005, he became a Principal of the firm. Prior to joining Fox, he was a Vice President and research analyst at Goldman Sachs & Co. from April 2001, where he covered the healthcare facilities sector. Prior to joining Goldman Sachs, Mr. Ohlmuller followed the retail sector at Morgan Stanley from January 1997. He began his career at Standard & Poor’s in February 1995 as an analyst, following the regional banking, insurance and REIT industries in its Equity Research Department. Robert Milmore joined Fox Asset Management in December 2005 and has been a Vice President and Equity Portfolio Manager and member of the firm’s Investment Committee. Since that time. He was formerly a Manager of International Treasury at Cendant Corporation from February 2004. Prior to joining Cendant, Mr. Milmore was a Vice President and Senior Equity Research Analyst at Arnhold & S. Bleichroeder covering the airline and internet travel sectors from July 1999. Previously, Mr. Milmore followed the retail, textile, apparel, and footwear sectors at Morgan Stanley Dean Witter from September 1996. He began his career in International Securities Lending at Bankers Trust Company in June 1992.

FRANKLIN ADVISERS, INC. (“Franklin”), One Franklin Parkway, San Mateo, California 94403, is a wholly-owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Fiduciary Trust, Mutual Series, and Darby Investments subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and $781.8 billion in assets under management as of December 31, 2012. Of this amount, approximately $924.7 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Franklin serves as a sub-advisor to the American Beacon High Yield Bond Fund.

Eric Takaha, Senior Vice President and Director of Corporate Credit and High Yield for the Franklin

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Templeton Fixed Income Group, is the lead portfolio manager of the team that has primary responsibility for managing Franklin’s portion of the Fund. Mr. Takaha joined Franklin’s High Yield team in 1989 and has been Senior Vice President since 2004. He has managed Franklin’s portion of the Fund since September 2006. Chris Molumphy and Glenn Voyles share responsibility for investment decision-making with Mr. Takaha. Mr. Molumphy, Executive Vice President and Chief Investment Officer for the Franklin Templeton Fixed Income Group, joined Franklin in 1988 and has held his current position since 2000. He has managed Franklin’s portion of the Fund since September 2006. Mr. Voyles, Vice President for the Franklin Templeton Fixed Income Group, joined Franklin in 1993 and has been a research analyst and portfolio manager at Franklin since 2000. Mr. Voyles has managed Franklin’s portion of the Fund since September 2006.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (“Hotchkis”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional investment management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of December 31, 2012, Hotchkis had approximately $18.8 billion in assets under management, including approximately $3.4 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the American Beacon Balanced, American Beacon Large Cap Value, and American Beacon Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis’ investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for each Fund are generated by Hotchkis’ investment team.

Although portions of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund are managed by Hotchkis’ investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis’ portion of each Fund’s assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the
American Beacon Balanced and American Beacon
Large Cap Value Funds

George Davis, Judd Peters, Scott McBride, Patricia McKenna, and Sheldon Lieberman participate in the investment research review and decision making process for the Funds. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds:

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Davis has been a Portfolio Manager since 1989 and Chief Executive Officer since 2001. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999 and has been a Portfolio Manager since 2003. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001 and has been a Portfolio Manager since 2004. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995 and has been a Principal since 2001. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994 and has been a Principal since 2001. Hotchkis’ investment team has managed Hotchkis’ portion of the Funds since 1987.

Hotchkis Portfolio Managers for the
American Beacon Small Cap Value Fund

David Green and Jim Miles participate in the investment research review and decision-making process for the Fund. Mr. Green and Mr. Miles coordinate the day-to-day management of the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1997. Mr. Miles, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Hotchkis’ investment team has managed Hotchkis’ portion of the Fund since its inception in 1999.

LAZARD ASSET MANAGEMENT LLC (“Lazard”), 30 Rockefeller Plaza, 55th floor, New York, New York 10112, an investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $151.7 billion as of December 31, 2012, including approximately $244 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the American Beacon International Equity Fund.

The following individuals comprise Lazard’s International Equity management team, which is responsible for the day-to-day management of a portion of the American Beacon International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager on the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard’s portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager for the International Equity and

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Global Equity teams. He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has co-managed Lazard’s portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 and is a Managing Director and Portfolio Manager within Lazard Asset Management Limited in London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981. He has co-managed Lazard’s portion of the Fund since November 2005.

Michael Powers is a Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard’s portion of the Fund since May 2003.

Kevin Matthews is a Portfolio Manager/Analyst on the International Equity International Equity Select teams. Prior to joining the International Equity Select team in 2010, he was a Research Analyst from 2001 to 2010 with a background in financials, automotive, aerospace, and capital goods sectors. He joined Lazard in 2001.

LEE MUNDER CAPITAL GROUP, LLC (“LMCG”), located at 200 Clarendon Street, Twenty-Eighth Floor, Boston, MA 02116, provides investment management solutions to institutional and high net worth individuals. LMCG was founded in August 2000. In 2009, LMCG became an affiliate of Convergent Capital Management, LLC (CCM) which acquired a majority ownership stake in the firm. As of December 31, 2012, LMCG had assets of approximately $5.0 billion under management. LMCG serves as a sub-advisor to the American Beacon Mid-Cap Value Fund.

Donald Cleven, is the lead Portfolio Manager for LMCG’s Mid Cap Value strategy. He joined LMCG in June 2002 and has been a Portfolio Manager for the Value Team since 2005. Prior to joining LMCG, Mr. Cleven served as an Investment Analyst for American Century Investments.

LOGAN CIRCLE PARTNERS, L.P. (“Logan”), 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of Fortress Investment Group LLC. As of September 30, 2012, Logan had more than $20.6 billion in assets under management. Logan serves as a sub-advisor to the American Beacon High Yield Bond Fund.

Timothy L. Rabe, CFA, has been a senior portfolio manager at Logan since 2007 and is responsible for the day-to-day management of Logan’s high yield strategy and for managing Logan’s portion of the Fund. Prior to joining Logan in 2007, Mr. Rabe was head of the high yield team at Delaware Investment Advisors from 2000 to 2007 and led the team responsible for investment strategies for all high yield fixed-income funds and strategies at the firm. From 1995 to 2000, Mr. Rabe was a High-Yield Portfolio Manager for Conseco Capital Management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”), 111 Huntington Avenue, Boston, MA 02199, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2012, net assets under management of the MFS organization were approximately $321 billion, including approximately $1.3 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. MFS serves as a sub-advisor to the American Beacon Large Cap Value Fund.

Steven Gorham and Nevin Chitkara co-manage MFS’ Large Cap Value Equity strategy. Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992. Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM Inc.”), 522 Fifth Avenue, New York, New York 10036, is a direct subsidiary of Morgan Stanley. As of December 31, 2012, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $338.1 billion, including approximately $204 million of assets of AMR Corporation and its subsidiaries and affiliated entities. MSIM Inc. serves as a sub-advisor to the American Beacon Emerging Markets Fund.

The team consists of portfolio managers and analysts who work collaboratively when making portfolio decisions. Members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, Paul Psaila and Eric Carlson, each a Managing Director of MSIM Inc., Munib Madni, a Managing Director of MSIM Company and Samuel Rhee, an Executive Director of MSIM Company and Ana Cristina Piedrahita, an Executive Director of MSIM Limited.

MSIM Inc.’s Emerging Markets Equity team manages a portion of the American Beacon Emerging Markets Fund.

Mr. Sharma has been associated with MSIM Inc. in an investment management capacity since 1996 and has managed MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since its inception in 2000. Mr. Psaila has been associated with MSIM Inc. in an investment management capacity since 1994 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund

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since its inception in 2000. Mr. Carlson has been associated with MSIM Inc. in an investment management capacity since 1997 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since August 2006. Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since May 2012. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since May 2012. Ms. Piedrahita has been associated with MSIM Limited in an investment management capacity since 2002 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since August 2006.

Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

OPUS CAPITAL GROUP, LLC (“Opus”), 1 West Fourth Street, Suite 2500, Cincinnati, Ohio 45202, is an employee-owned registered investment advisor established in 1996. As of December 31, 2012, Opus had assets under management of approximately $1.8 billion. Opus serves as a sub-advisor to the American Beacon Small Cap Value Fund.

The Investment Committee at Opus is comprised of Len Haussler, President and Portfolio Manager, Kevin Whelan, Vice President and Portfolio Manager, and Jonathon Detter, Vice President and Portfolio Manager. Opus has a team approach to the buying and selling of individual securities, and a consensus is formed before any purchase or sale of a security is initiated. All of the Portfolio Managers are generalists and look at every potential sale or trade.

Len A. Haussler co-founded Opus in 1996 and serves as the President and Portfolio Manager for the firm. Mr. Haussler conducts equity research and directs investments for all portfolios. He has over 30 years of investment experience and has managed Opus’ portion of the American Beacon Small Cap Value Fund since January 2005.

Kevin P. Whelan has served as Vice President and Portfolio Manager of Opus since 1998. He is primarily responsible for conducting research. Mr. Whelan has over 15 years of investment experience and has managed Opus’ portion of the Fund since January 2005.

Jonathon M. Detter has served as Vice President and Portfolio Manager for Opus since 2003. He is primarily responsible for conducting research and directing trades. Prior to joining Opus, Mr. Detter valued private and public firms at Valuation Research Company and Arthur Andersen LLP. He has over 12 years of investment and valuation experience and has managed Opus’ portion of the Fund since January 2005.

PENN CAPITAL MANAGEMENT COMPANY, INC. (“PENN”), The Navy Yard Corporate Center, Three Crescent Drive, Suite 400, Philadelphia, PA 19112, provides investment management services with emphasis on U.S. high yield fixed income and U.S. micro-cap to mid-cap equity. PENN was founded in 1987 and is an independent, 100% employee owned company. As of December 31, 2012, PENN had assets of approximately $7 billion under management. PENN serves as a sub-advisor to the American Beacon High Yield Bond Fund.

PENN maintains a team approach to decision making, drawing on the expertise of eighteen (18) Portfolio Managers and Analysts. The Team is led by Richard Hocker, the firm’s founder, Chief Investment Officer, and Chairman of PENN’s Credit Committee. Mr. Hocker has managed institutional high yield corporate bond portfolios for over 30 years and has held his current position since founding the firm. Martin Smith, Partner, Senior Portfolio Manager, and member of PENN’s Credit Committee, serves as the Lead Risk Manager for PENN’s Opportunistic High Yield style. Mr. Smith began his career with PENN Capital Management in July 1999 and has served in his current position for the past five years. Prior to joining PENN, Mr. Smith served in a research role at both Merrill Lynch Asset Management and Cantone Research.

PZENA INVESTMENT MANAGEMENT, LLC (“Pzena”), 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2012, Pzena had assets of approximately $17.1 billion under management, including approximately $38 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the American Beacon Mid-Cap Value Fund.

Investment decisions for the portion of the American Beacon Mid-Cap Value Fund sub-advised by Pzena are made by a three-person investment team. The team consists of Richard S. Pzena, Manoj Tandon, and Eli Rabinowich. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Mr. Pzena is Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. He has served on the portfolio management team since the

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inception of the Mid-Cap Value Fund in June 2004 and has been with Pzena since its inception in January 1996. Manoj Tandon is a Principal and Portfolio Manager at Pzena. Mr. Tandon joined Pzena in 2002 as a Sr. Research Analyst. He became a Principal of the firm in 2004 and a Portfolio Manager at the end of 2005. Mr. Tandon has managed Pzena’s portion of the Fund since January 2006. Mr. Rabinowich joined Pzena in 2004 as a Research Analyst. He became a Principal of the firm in 2008 and a Portfolio Manager at the beginning of 2012. Mr. Rabinowich has managed Pzena’s portion of the Fund since January 2012.

SIGNIA CAPITAL MANAGEMENT, LLC (“Signia”), 108 North Washington Street, Suite 305, Spokane, Washington 99201 is a boutique money management firm founded in 2001, specializing in value investing. Signia manages money for public and private pension funds nationwide and was founded by the investment professionals who serve as managing partners. As of December 31, 2012, Signia had more than $625 million in assets under management.

Portfolio managers utilize a team approach that integrates the collective insight of each portfolio manager with the objectives of creating a well-diversified portfolio that will generate excess returns over the long term. Richard Beaven, Portfolio Manager and Partner since April 2002, has over 15 years of experience in the investment management industry. Prior to joining Signia in 2002, Mr. Beaven was the Assistant Director of Research and a Portfolio Manager for ICM Asset Management from 1995 to 2002. Anthony Bennett, Portfolio Manager and Managing Partner since January 2001, has over 18 years of experience in the investment management industry. Prior to co-founding Signia Capital Management in 2001, he served as Research Director for Signia Ventures from April to December of 2000. He was an Equity Research Analyst for ICM Asset Management from 1997 to March of 2000. Daniel Cronen, Portfolio Manager and Partner since January 2001, has over 16 years of experience in the investment management industry. Prior to co-founding Signia in 2001, Mr. Cronen was most recently an Equity Research Analyst for ICM Asset Management where he worked from 1997 to 2000.

TEMPLETON INVESTMENT COUNSEL, LLC (“Templeton”), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and more than $781.8 billion in assets under management as of December 31, 2012. Of this amount, approximately $924.7 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the American Beacon International Equity Fund.

Cindy L. Sweeting is an Executive Vice President of Templeton Investment Counsel, LLC and Director of Portfolio Management for the Templeton Global Equity Group. Ms. Sweeting has served in these positions since 2001. Antonio T. Docal has served as an Executive Vice President and Portfolio Manager for the Templeton Global Equity Group since 2003.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“The Boston Company”), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of The Bank of New York Mellon Corporation. Assets under management as of December 31, 2012 were $41.3 billion, including approximately $546 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the American Beacon Small Cap Value and American Beacon Emerging Markets Funds.

The Boston Company Portfolio Managers for the
American Beacon Small Cap Value Fund

Joseph M. Corrado, Senior Managing Director, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Edward R. Walter, Managing Director, has served as US Small Cap Value Equity portfolio manager for The Boston Company since May 2004. Prior to becoming a portfolio manager, Mr. Walter served as research analyst, and he continues to fulfill certain research responsibilities in conjunction with his portfolio management duties. Mr. Walter focuses on the Health Care, Technology, and Industrial sectors. Mr. Corrado and Mr. Walter have managed a portion of the American Beacon Small Cap Value Fund since September 2004.

The Boston Company Portfolio Managers for the
American Beacon Emerging Markets Fund

D. Kirk Henry is the Senior Managing Director of Non US Value Equities for The Boston Company. He is the lead portfolio manager for the Non US Value and Emerging Markets Value strategies. Mr. Henry joined The Boston Company in 1994. He has served as a portfolio manager for a portion of the American Beacon Emerging Markets Fund since August 2000. Clifford A. Smith, Senior Managing Director, has been with The Boston Company since 1998. Prior to becoming a portfolio manager in March 2003, he served as a research analyst. Mr. Smith continues to conduct research on a variety of regions and sectors. Mr. Smith also serves as Director of Research for The Boston Company’s non-US Value Investment Team. Warren Skillman joined The Boston Company in September 2005 as a Senior Research Analyst. He serves as Managing Director and portfolio

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manager for a portion of the Emerging Markets Fund since September 2006. As a member of the portfolio management team, Mr. Skillman provides research on Latin America, Asia, Europe, Middle East and Africa.

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Debt securities and certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including share of closed-end funds and ETFs are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing under these procedures may be used by any of the Funds, but certain Funds are more likely to hold securities requiring these procedures. The American Beacon Emerging Markets Fund and American Beacon International Equity Fund (the “International Funds”) often fair value securities as a result of significant events occurring after the close of the foreign markets in which these Funds invest. In addition, the American Beacon High Yield Bond Fund may invest in illiquid securities requiring these procedures. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds’ fair valuation procedures.

About Your Investment

Choosing Your Share Class

Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

•	How long you expect to own the shares;
•	How much you intend to invest;
•	Total expenses associated with owning shares of each class;
•	Whether you qualify for any reduction or waiver of sales charges;
•	Whether you plan to take any distributions in the near future; and
•	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Each Fund offers various classes of shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose

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the class that best meets your needs. The following table and sections explain the sales charges or other fees you may pay when investing in each class.

Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500	Up to 5.75% for equity funds; up to 4.75% for fixed income funds; up to 2.50% for Retirement Income and Appreciation & Short-Term Bond Funds; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.	For Retirement Income and Appreciation & Short-Term Bond Funds only: 0.50% on redemptions within 18 months of purchasing $250,000 or more of A Class shares. For all other Funds: 0.50% on redemptions within 18 months of purchasing $1,000,000 or more of A Class shares.	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Advisor	$2,500	None	None	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Retirement	$2,500	None	None	Up to 0.50% of average daily assets	Up to 0.25% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets
Institutional	$250,000	None	None	None	None

A Class Shares

A Class shares of each Fund are available to eligible investors using intermediaries such as broker dealers, at their offering price, which is equal to the NAV per share plus the applicable front-end sales charge that you pay when you buy your A Class shares. The front-end sales charge is generally deducted directly from the amount of your investment. A Class shares are also subject to a Rule 12b-1 fee of up to 0.25% and a separate shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets. You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a CDSC of 0.50% if you purchase $250,000 or more of A Class shares of the American Beacon Retirement Income and Appreciation Fund or the American Beacon Short-Term Bond Fund (and therefore pay no front-end sales charge) and then redeem the shares during the first 18 months after your initial purchase. For all other Funds, you may pay a CDSC of 0.50% if you purchase $1,000,000 or more of A Class shares and then redeem the shares during the first 18 months after your initial purchase. The minimum initial investment is $2,500.

C Class Shares

C Class shares are available to eligible investors using intermediaries such as broker-dealers, at each Fund’s NAV per share, without an initial sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge (“CDSC”) of 1.00%. C Class shares also are subject to a Rule 12b-1 fee of up to 1.00% of each Fund’s average daily net assets and a separate shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets. The minimum initial investment is $1,000.

Y Class Shares

Y Class shares are offered without a sales charge to eligible investors who make an initial investment of at least $100,000. Y Class shares do not pay a Rule 12b-1 fee. Y Class shares are subject to a shareholder servicing fee of up to 0.10% of each Fund’s average daily net assets.

Advisor Class Shares

Advisor Class shares are offered without a sales charge primarily to eligible investors using intermediary organizations such as broker-dealers or plan sponsors and retirement accounts. Advisor Class shares pay a Rule 12b-1 fee up to 0.25%, and a separate shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets. The minimum initial investment is $2,500.

Institutional Class Shares

Institutional Class shares are offered without a sales charge to eligible investors who make an initial investment of at least $250,000. Institutional Class shares do not pay a Rule 12b-1 or shareholder servicing fees.

Investor Class Shares

Investor Class shares are offered without a sales charge to eligible investors, including those using intermediary organizations such as broker-dealers or plan sponsors and retirement accounts. Investor Class shares pay no Rule 12b-1 fee. Investor Class shares are subject to a separate shareholder servicing fee of up to 0.375% of each Fund’s average daily net assets. Investor Class shares are also available to Traditional and Roth IRA shareholders investing directly in the Funds. The minimum initial investment is $2,500.

Retirement Class Shares

Retirement Class shares are offered without a sales charge primarily to eligible investors who invest through intermediary organizations, such as broker-dealers, insurance companies or third party administrators for small to mid-sized retirement plans. Retirement Class shares pay a Rule 12b-1 fee of up to 0.50% and a separate shareholder servicing fee of up to 0.25% of each

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Fund’s average daily net assets. The minimum initial investment is $2,500.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the Fund and the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “A Class Sales Charge Reductions and Waivers.”

Domestic and Foreign Equity Funds*

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00% +	++
*	American Beacon Balanced, American Beacon Large Cap Value, American Beacon Mid-Cap Value, American Beacon Small Cap Value, American Beacon Small Cap Value II, American Beacon International Equity and American Beacon Emerging Markets Funds.
+	No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or that are redeemed in whole or in part within eighteen (18) months of purchase.
++	See “Dealer Concessions on Class A Purchases Without a Front-End Sales Charge”.

American Beacon Retirement Income and Appreciation Fund and American Beacon Short-Term Bond Fund

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $100,000	2.50%	2.56%	1.75%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 and above	0.00%	0.00% +	++
+	No initial sales charge applies on purchases of $250,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $250,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.
++	See “Dealer Concessions on Class A Purchases Without a Front-End Sales Charge”.

American Beacon High Yield Bond Fund and American Beacon Intermediate Bond Fund

Amount of Sale/ Account Value	As a % Offering Price	As a % Investment	Dealer Commission as a % Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%+	++
+	No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.
++	See “Dealer Concessions on Class A Purchases Without a Front-End Sales Charge”.

Foreside Fund Services, LLC (the “Distributor”) retains any portion of the commissions that are not paid to financial intermediaries for use solely to pay distribution-related expenses.

A Class Sales Charge Reductions & Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares of the Domestic and Foreign Equity Funds, the American Beacon High Yield Bond Fund and the American Beacon Intermediate Bond Fund. In addition, there are no sales charges if you invest $250,000 or more in A Class shares of the American Beacon Retirement Income and Appreciation Fund or the American Beacon Short-Term Bond Fund.

Sales charges also may be waived for certain shareholders or transactions, such as:

•	The Manager or its affiliates;
•	Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds (and their
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“immediate family” as defined in the SAI), and retirement plans established by them for their employees;
•	Registered representatives or employees of intermediaries that have selling agreement with the Funds;
•	Shares acquired through merger or acquisition;
•	Insurance company separate accounts;
•	Employer-sponsored retirement plans;
•	Dividend reinvestment programs;
•	Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisors, broker-dealer, and other financial intermediaries;
•	Shareholders that purchases a Fund through a financial intermediary that offers our A Class shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares; and
•	Reinvestment of proceeds within 90 days of a redemption from A Class account (see “Redemption Policies” for more information).

The availability of A Class shares charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

For the American Beacon Retirement Income and Appreciation Fund and American Beacon Short-Term Bond Fund only: Brokers who initiate and are responsible for purchases of $250,000 or more of A Class shares of a Fund may receive a dealer concession from the Fund’s Distributor of 0.50% of the offering price of A Class shares of a Fund. If a client or broker is unable to provide account verification on purchases of $250,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will only be paid on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under “A Class Sales Charge Reductions and Waivers” are not eligible for dealer concessions on purchases of $250,000 or more.

For all other Funds:  Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of a Fund may receive a dealer concession from the Fund’s Distributor of 0.50% of the offering price of A Class shares of a Fund. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will only be paid on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under “A Class Sales Charge Reductions and Waivers” are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in certain accounts (“Qualified Accounts”). The following Qualified Accounts held in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;
•	Uniform transfer or gift to minor accounts (“UTMA/UGTMA”);
•	Individual retirement accounts (“IRAs”), including traditional, Roth, SEP and SIMPLE IRAs; and
•	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds’ transfer agent in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds investments (whichever is higher) of your existing A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gain distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate

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your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds’ transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds’ transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) during the next 13 months in A Class shares of a Fund or any other American Beacon Funds mutual fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased A Class shares of any American Beacon mutual fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in A Class shares of American Beacon Funds to qualify for a reduced A Class sales charge.

Contingent Deferred Sales Charge (“CDSC”) — A Class Shares

Unless a waiver applies, investors who purchase $250,000 or more of A Class shares of the American Beacon Retirement Income and Appreciation Fund and the American Beacon Short-Term Bond Fund (and therefore pay no front-end sales charge) will be subject to a 0.50% CDSC if the shares are redeemed within 18 months after they are purchased. For all other Funds, you may pay a CDSC of 0.50% if you purchase $1,000,000 or more of A Class shares of a Fund (and therefore pay no front-end sales charge) and redeem those shares within 18 months of your initial purchase. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Waiver of CDSC” below.

Contingent Deferred Sales Charge — C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of C Class shares and redemptions of the A Class shares of the American Beacon Retirement Income and Appreciation Fund and the American Beacon Short-Term Bond Fund, as described above. The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or capital gain distributions.

Prospectus	90	Additional Information About the Funds

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

•	shares acquired by the reinvestment of dividends or capital gains distributions;
•	other shares that are not subject to the CDSC;
•	shares held the longest during the holding period.

Waiver of CDSCs — A Class and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

•	The redemption is due to a shareholder’s death or post-purchase disability;
•	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;
•	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;
•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½;
•	The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;
•	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;
•	The redemption is to return excess contributions made to a retirement plan; or
•	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for C Class and A Class shares is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Purchase and Redemption of Shares Eligibility

The A Class, C Class, Investor Class, Advisor Class, Retirement Class, Institutional Class and Y Class shares offered in this prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondence accounts. The Funds do not conduct operations and are not offered for purchase outside of the United States. A Class and C Class shares are available to retail investors who invest through intermediary organizations, such as broker-dealers or other financial intermediaries, or through employee directed benefit plans. Investor Class shares are available for traditional and Roth IRAs investing directly through American Beacon.

Investors in the Funds may include:

•	agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);
•	endowment funds and charitable foundations;
•	employee welfare plans that are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended (“Code”);
•	qualified pension and profit sharing plans;
•	cash and deferred arrangements under Section 401(k) of the Code;
•	corporations; and
•	other investors who make an initial investment of at least the minimum investment amounts.

Subject to your eligibility, you may invest in Funds directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors and third party administrators, and retirement plans.

If you invest directly with the Funds, the fees and policies with respect to the Funds’ shares that are outlined in this prospectus are set by the Funds.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Funds. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Funds through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper “breakpoint” discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Prospectus	91	Additional Information About the Funds

Minimum Initial Investment

Share Class	Minimum Initial Investment
C	$1,000
A; Advisor; Investor; Retirement	$2,500
Y	$100,000
Institutional	$250,000

The Manager may allow a reasonable period of time after opening an account for an Institutional Class or Y Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Because in most cases it is more advantageous to purchase A Class shares than C Class shares for amounts of $1 million or more, the Funds will decline a request to purchase C Class shares for $1 million or more. In the case of the American Beacon Short-Term Bond Fund and American Beacon Retirement Income and Appreciation Fund, requests to purchase C Class shares for $250,000 or more of either of these Funds will be declined.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.

You may also open an account directly through us. A completed, signed application is required. You may download an account application from the Funds’ web site at www.americanbeaconfunds.com. You also may obtain an application form by calling 1-800-658-5811, or institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it

Regular Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
(or institutional shareholders may fax to)
(816) 374-7408

For Overnight Delivery:
American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
(800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account with the Funds or your financial institution, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, taxpayer identification numbers and Social Security numbers of persons authorized to provide instructions on the account or other documentation. The Funds and your financial institution are required by law to reject your new account application if the required identifying information is not provided.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee. You should contact your broker-dealer or other financial intermediary to find out by what time your purchase order must be received so that it can be processed the same day. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner. Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Each Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, or third party checks.

Prospectus	92	Additional Information About the Funds

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.

If you purchased your shares directly from the Funds, your shares may be redeemed by telephone by calling 1-800-658-5811, via the Funds’ website www.americanbeaconfunds.com or by mail on any day that the Funds are open for business.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first). You should contact your broker-dealer or other financial intermediary to find out by what time your order must be received so that it can be processed the same day.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the American Beacon Emerging Markets Fund or American Beacon High Yield Bond Fund that you have owned for less than 90 days. The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee does not apply to:

•	shares acquired through the reinvestment of dividends and distributions;
•	shares acquired through payroll contributions to a retirement or employee benefit plan;
•	shares redeemed through systematic redemption plans;
•	shares redeemed to return excess IRA contributions;
•	certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;
•	redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans;
•	redemption and exchange transactions made within a “Qualified Wrap Program” as defined in the section titled “Frequent Trading and Market Timing “or
•	shares acquired to commence operations of a Fund.

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by a Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

If you purchased shares of the Funds directly through us, your shares may be exchanged by calling

Prospectus	93	Additional Information About the Funds

1-800-658-5811 to speak to a representative, through our website, www.americanbeaconfunds.com or use the Automated Voice Response System for Investor Class shares.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Shares of any class of a Fund may be exchanged for shares of another class of the same Fund under certain limited circumstances. Shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 or 18 months as applicable of the purchase of the initial shares. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another Fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund having a CDSC.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, a shareholder must have owned shares of the redeeming Fund for at least ten days prior to exchanging out of one Fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. States and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange purchases if, in the judgment of a Fund, the transaction would adversely affect the Fund and its shareholders.

For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same Funds should not result in a capital gain or loss. However, an exchange of shares of one Fund for shares of a different Fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a fund or share class exchange. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays any of such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Funds or their transfer agent. To the extent a Fund affiliate pays such compensation, it may include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

How to Purchase Shares

Through your Broker-Dealer or Other Financial Intermediary

Contact your broker-dealer or other financial intermediary to purchase shares of a Fund. Your broker-dealer

Prospectus	94	Additional Information About the Funds

or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to the Funds and may charge you a fee for this service. The Funds will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). In the case of the American Beacon Short-Term Bond Fund and American Beacon Retirement Income and Appreciation Fund, requests to purchase C Class shares for $250,000 or more of either of these Funds will be declined. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

By Check

•	The minimum initial and subsequent investment requirements for investments by check are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$1,000	$50
A	$2,500	$50
Investor	$2,500	$50
Advisor	$2,500	$50
Retirement	$2,500	$50
Institutional	$250,000	$50
Y	$100,000	$50
•	Make the check payable to American Beacon Funds.
•	Include the shareholder’s account number, Fund name and Fund number on the check.
•	Mail the check to:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

For Overnight Delivery:
American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

•	The minimum initial and subsequent investment requirements for investments by wire are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$1,000	$500
A	$2,500	$500
Advisor	$2,500	None
Retirement	$2,500	None
Investor	$2,500	$500
Y	$100,000	None
Institutional	$250,000	None
•	If your account has been established, call 1-800-658-5811 to purchase shares by wire.
•	Send a bank wire to State Street Bank and Trust Co. with these instructions:
•	ABA# 0110-0002-8; AC-9905-342-3,
•	Attn: American Beacon Funds
•	the Fund name and Fund number, and
•	shareholder account number and registration.

By Exchange

•	The minimum requirements to establish an account by making an exchange and to make subsequent exchanges are as follows:

Share Class	Minimum Amount to Establish a New Account	Minimum Subsequent Exchange Amount
C	$1,000	$50
A	$2,500	$50
Advisor	$2,500	$50
Retirement	$2,500	$50
Investor	$2,500	$50
Y	$100,000	$50
Institutional	$250,000	$50
•	To exchange shares, send a written request to the address above, or call 1-800-658-5811 and speak to a representative. You may use the Automated Voice Response System for exchanges in the Investor Class only.
•	You also may exchange shares by visiting www.americanbeaconfunds.com.
•	If you purchased shares through a financial intermediary, please contact your broker dealer or other financial intermediary to exchange your shares.

Via www.americanbeaconfunds.com

•	You may purchase shares of Investor Class via www.americanbeaconfunds.com.
•	Funds will be transferred automatically from your bank account via Automated Clearing House (“ACH”) if valid bank instructions were included on your application.
•	If not, please call 1-800-658-5811 for assistance with establishing bank instructions.
•	A $50 minimum applies.

By Pre-Authorized Automatic Investment (A Class, C Class and Investor Class shares only)

•	The minimum account size of $1,000 for C Class shares and $2,500 for A Class and Investor Class shares must be met before establishing an automatic investment plan.
•	Fill in required information on the account application, including amount of automatic investment ($50 minimum). Attach a voided check to the account application.
•	You may also establish an automatic investment plan through www.americanbeaconfunds.com.
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•	Funds will be transferred automatically from your bank account via ACH on or about the 5th day of each month or quarter, depending upon which periods you specify.
•	If you establish your automatic investment plan through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

How to Redeem Shares

Through your Broker-Dealer or other Financial Intermediary

Contact your broker-dealer or other financial intermediary to sell shares of a Fund. Your broker-dealer or other financial intermediary is responsible for transmitting your sale request to the transfer agent in proper form and in a timely manner. Your financial intermediary may charge you a fee for selling your shares.

By Telephone

•	Call 1-800-658-5811 to request a redemption.
•	Minimum redemption amounts and applicable class limitations, and policies as to the disposition of the proceeds of telephone redemptions are as follows:

Share Class	Minimum Redemption	Limitations	Disposition of Redemption Proceeds
A, C and Investor	$500 by wire or	$50,000 per account	Mailed to account address of record; or
	$50 by check or ACH		Transmitted to commercial bank designated on the account application form.
Y, Advisor, Institutional and Retirement	None	None	Transmitted to commercial bank designated on the account application form.
•	Write a letter of instruction including:
‣	the Fund name and Fund number,
‣	shareholder account number,
‣	shares or dollar amount to be redeemed, and
‣	authorized signature(s) of all persons required to sign for the account.

Mail to:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

For Overnight Delivery:

American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

•	Proceeds will be mailed to the account address of record or transmitted to the commercial bank designated on the account application form.
•	Minimum redemption amounts are as follows:

Share Class	Minimum Redemption
A, C and Investor	$500 by wire, $50 by check or ACH
All other Classes	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call 1-800-658-5811 for instructions.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

By Exchange

•	Send a written request to the address above.
•	Call 1-800-658-5811 and use the Automated Voice Response System (for Investor Class only) or speak to a representative to exchange shares.
•	Visit www.americanbeaconfunds.com and select “Account Login”
•	The minimum requirement to redeem shares by making an exchange is $50.
•	If you purchased shares through a financial intermediary, please contact your broker dealer or other financial intermediary to exchange your shares.

Via www.americanbeaconfunds.com

•	If you have established bank instructions for your account, you may request a redemption via ACH or wire for Investor Class shares by accessing www.americanbeaconfunds.com.
•	If bank instructions were not included on the account application form, please call 1-800-658-5811 to establish bank instructions.
•	Minimum wire, ACH and check redemption amounts
Prospectus	96	Additional Information About the Funds

and policies as to the disposition of the proceeds of redemptions via www.americanbeaconfunds.com are as follows:

Share Class	Minimum Wire Amount	Minimum ACH or Check Amount	Disposition of Redemption Proceeds
Investor	$500	$50	Check mailed to account address of record; Wire transmitted to commercial bank designated on the account application form; or Funds transferred via ACH to bank account designated on application form.

By Pre-Authorized Automatic Redemption (A, C and Investor Class shares only)

•	Fill in required information on the account application or establish via www.americanbeaconfunds.com ($50 minimum).

Proceeds will be transferred automatically from your Fund account to your bank account via ACH.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$2,500
C	$1,000
Advisor	$2,500
Retirement	$2,500
Investor	$2,500
Y	$25,000
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days each Fund reserves the right to close the account and send the proceeds to the shareholder. IRA accounts will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. Each Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

•	The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
•	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

•	liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,
•	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for C Class or A Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When C Class and A Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require the Funds to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added “inactivity” or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

•	Sending a letter to American Beacon by the United States Post Office,
•	Speaking to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the funds secure web application.
•	Accessing your account through the funds secure web application,
Prospectus	97	Additional Information About the Funds

•	Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811 (phone)
www.americanbeaconfunds.com (web)

If you do not hold your shares directly with the Funds, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund’s NAV, (ii) an increase in a Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund’s NAV is known as market timing. The American Beacon International Equity, American Beacon Emerging Markets, and American Beacon High Yield Bond Funds are particularly at risk for market timing activity. Please see “Market Timing Risk” under the description of each of these Funds.

The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the American Beacon Emerging Markets and American Beacon High Yield Bond Funds that are sold within 90 days of purchase. The redemption fee is described further in the “Redemption Policies” section. Shareholders may transact one “round trip” in a Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this prospectus. Additionally, the Manager may, in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of a Fund’s shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and other distributions;
•	systematic purchases and redemptions;
•	shares redeemed to return excess IRA contributions; or
•	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. A Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors

Prospectus	98	Additional Information About the Funds

who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies, including any applicable redemption fees.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions. The Funds do not have a fixed dividend rate and do not guarantee they will pay any dividends or capital gain distributions in any particular period. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or distribution fees applicable to certain classes of shares. Monthly distributions are paid on the first business day of the following month. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
Balanced	Quarterly	Annually
Large Cap Value	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually
Small Cap Value II	Annually	Annually
International Equity	Annually	Annually
Emerging Markets	Annually	Annually
High Yield Bond	Monthly	Annually
Retirement Income and Appreciation	Monthly	Annually
Intermediate Bond	Monthly	Annually
Short-Term Bond	Monthly	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

•	Reinvest All Distributions. You can elect to reinvest all dividends and capital gain distributions in additional shares of the same class of the Fund.
•	Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different treatment is available for distributions of dividends and net capital gain (as defined in the table below).
•	Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.
•	Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving dividends and other distributions with their financial advisor.

Prospectus	99	Additional Information About the Funds

Taxes

Any dividends and distributions of net realized gains are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes. The following table outlines the typical tax liabilities for transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of excess of net long-term capital gain over net short-term capital loss* (“net capital gain”)	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to “qualified dividend income” (as described below).

To the extent distributions are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets, they are subject to a 15% maximum federal income tax rate for individual shareholders (20% for taxpayers with taxable income exceeding $400,000 or $450,000 if married filing jointly).

A portion of the income dividends a Fund pays to individuals may be “qualified dividend income” (“QDI”) and thus eligible for the preferential rate that applies to net capital gains. QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. If a Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for this preferential rate. To be eligible for this rate, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends a Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss generally is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the maximum federal income tax rate mentioned above.

For taxable years beginning after December 31, 2012, an individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders who should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund. Each year, each Fund’s shareholders will receive tax information to assist them in preparing their income tax returns.

Additional Information

Distribution and Service Plans

The A Class, C Class, Advisor Class and Retirement Class shares of the Funds have each adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, which allows the A Class, C Class, Advisor Class and Retirement Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares.

The Plans provide that the Retirement Class shares of the Funds will pay up to 0.50% per annum of the average daily assets of the Retirement Class, the A Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets of the A Class, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets of the C Class and the Advisor Class shares of the Funds will pay 0.25% per

Prospectus	100	Additional Information

annum of the average daily net assets of the Advisor Class, to the Manager (or another entity approved by the Board).

The Funds have also adopted a shareholder services plan for its A Class, C Class, Y Class, Advisor Class, Investor Class and Retirement Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets of the C Class shares, up to 0.375% of the average daily net assets of the Investor Class shares, up to 0.25% of the average daily net assets attributable to the Advisor Class shares, up to 0.10% of the average daily net assets of the Y Class shares of the Funds, and up to 0.25% of the average daily net assets of the Retirement Class shares of the Funds.

Because these fees are paid out of each Fund’s A Class, C Class, Y Class, Advisor Class, Investor Class and Retirement Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Portfolio Holdings

A complete list of each Fund’s holdings is made available on the Funds’ website on a monthly basis. The holdings information is generally posted to the website approximately twenty days after the end of the month and remains available for six months thereafter. A list of each Fund’s ten largest holdings is made available on the Funds’ website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund’s ten largest holdings may also be accessed by selecting a particular Fund’s fact sheet.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds’ summary prospectuses or shareholder reports, please go to www.americanbeaconfunds.com and click on “Quick Links” and then “Register for E-Delivery.”

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Prospectus	101	Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Funds’ financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which you may obtain upon request.

	Balanced Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.89	$12.62	$11.83	$10.63	$16.09
Income from investment operations:
Net investment income	0.32	0.32	0.35	0.43	0.47
Net gains (losses) on securities (both realized and unrealized)	1.38	0.29	1.10	1.25	(4.70)
Total income (loss) from investment operations	1.70	0.61	1.45	1.68	(4.23)
Less distributions:
Dividends from net investment income	(0.32)	(0.34)	(0.66)	(0.48)	(0.44)
Distributions from net realized gains on securities	—	—	—	—	(0.79)
Total distributions	(0.32)	(0.34)	(0.66)	(0.48)	(1.23)
Net asset value, end of period	$14.27	$12.89	$12.62	$11.83	$10.63
Total returnA	13.23%	4.87%	12.47%	16.64%	(28.23)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$40,938	$30,962	$33,405	$29,808	$36,557
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.59%	0.58%	0.58%	0.60%	0.56%
Expenses, net of reimbursements	0.59%	0.58%	0.58%	0.60%	0.56%
Net investment income, before reimbursements	2.27%	2.49%	2.67%	3.60%	3.37%
Net investment income, net of reimbursements	2.27%	2.49%	2.67%	3.60%	3.37%
Portfolio turnover rate	58%	47%	40%	57%	53%
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	102	Additional Information

	Balanced Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.93	$11.66	$10.96	$9.91	$15.09
Income from investment operations:
Net investment income	0.23	0.25	0.25	0.30	0.41
Net gains (losses) on securities (both realized and unrealized)	1.30	0.28	1.04	1.23	(4.39)
Total income (loss) from investment operations	1.53	0.53	1.29	1.53	(3.98)
Less distributions:
Dividends from net investment income	(0.30)	(0.26)	(0.59)	(0.48)	(0.41)
Distributions from net realized gains on securities	—	—	—	—	(0.79)
Total distributions	(0.30)	(0.26)	(0.59)	(0.48)	(1.20)
Net asset value, end of period	$13.16	$11.93	$11.66	$10.96	$9.91
Total returnA	12.86%	4.52%	12.06%	16.29%	(28.39)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$89,272	$83,657	$84,500	$94,915	$105,473
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.92%	0.92%	0.93%	0.89%	0.82%
Expenses, net of reimbursements	0.92%	0.92%	0.93%	0.89%	0.82%
Net investment income, before reimbursements	1.95%	2.16%	2.34%	3.26%	3.12%
Net investment income, net of reimbursements	1.95%	2.16%	2.34%	3.26%	3.12%
Portfolio turnover rate	58%	47%	40%	57%	53%
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	103	Additional Information

	Balanced Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.36	$12.11	$11.35	$9.77	$14.95
Income from investment operations:
Net investment income	0.42	0.41	0.32	0.37	0.34
Net gains (losses) on securities (both realized and unrealized)	1.14	0.11	1.01	1.21	(4.31)
Total income (loss) from investment operations	1.56	0.52	1.33	1.58	(3.97)
Less distributions:
Dividends from net investment income	(0.19)	(0.27)	(0.57)	—	(0.42)
Distributions from net realized gains on securities	—	—	—	—	(0.79)
Total distributions	(0.19)	(0.27)	(0.57)	—	(1.21)
Net asset value, end of period	$13.73	$12.36	$12.11	$11.35	$9.77
Total returnA	12.62%	4.33%	11.96%	16.17%	(28.65)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,507	$3,536	$6,127	$6,812	$7,674
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.09%	1.09%	1.09%	1.09%	1.07%
Expenses, net of reimbursements	1.09%	1.09%	1.09%	1.09%	1.07%
Net investment income, before reimbursements	1.82%	2.01%	2.18%	3.06%	2.86%
Net investment income, net of reimbursements	1.82%	2.01%	2.18%	3.06%	2.86%
Portfolio turnover rate	58%	47%	40%	57%	53%
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	104	Additional Information

	Balanced Fund-Y Class
	Year Ended October 31,		March 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$12.93	$12.78	$12.20
Income from investment operations:
Net investment income	0.17	0.36	0.16
Net gains (losses) on securities (both realized and unrealized)	1.51	0.24	0.57
Total income (loss) from investment operations	1.68	0.60	0.73
Less distributions:
Dividends from net investment income	(0.29)	(0.45)	(0.15)
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.29)	(0.45)	(0.15)
Net asset value, end of period	$14.32	$12.93	$12.78
Total returnA	13.04%	4.73%	5.99% B
Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,482	$401	$46
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.69%	1.48%	0.68% C
Expenses, net of reimbursements	0.69%	0.70%	0.68% C
Net investment income, before reimbursements	2.08%	1.55%	2.54% C
Net investment income, net of reimbursements	2.08%	2.34%	2.54% C
Portfolio turnover rate	58%	47%	40% D
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not Annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	105	Additional Information

	Balanced Fund-A Class
	Year ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$12.06	$11.94	$11.50
Income from investment operations:
Net investment income	0.33	0.38	0.02
Net gains (losses) on securities (both realized and unrealized)	1.17	0.14	0.43
Total income (loss) from investment operations	1.50	0.52	0.45
Less distributions:
Dividends from net investment income	(0.40)	(0.40)	(0.01)
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.40)	(0.40)	(0.01)
Net asset value, end of period	$13.16	$12.06	$11.94
Total returnA	12.65%	4.37%	3.90% B
Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,127	$588	$47
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.13%	1.59%	1.08% C
Expenses, net of reimbursements	1.09%	1.10%	1.08% C
Net investment income, before reimbursements	1.62%	1.47%	1.51% C
Net investment income, net of reimbursements	1.66%	1.95%	1.51% C
Portfolio turnover rate	58%	47%	40% D
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not Annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	106	Additional Information

	Balanced Fund-C Class
	Year ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$12.13	$11.92	$11.32
Income from investment operations:
Net investment income	0.15	0.20	0.01
Net gains (losses) on securities (both realized and unrealized)	1.29	0.22	0.59
Total income (loss) from investment operations	1.44	0.42	0.60
Less distributions:
Dividends from net investment income	(0.24)	(0.21)	0.00
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.24)	(0.21)	0.00
Net asset value, end of period	$13.33	$12.13	$11.92
Total returnA	11.86%	3.56%	5.33% B
Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,579	$922	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.85%	2.34%	2.14% C
Expenses, net of reimbursements	1.83%	1.82%	1.86% C
Net investment income, before reimbursements	0.88%	0.66%	0.20% C
Net investment income, net of reimbursements	0.90%	1.18%	0.48% C
Portfolio turnover rate	58%	47%	40% D
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not Annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	107	Additional Information

	Large Cap Value Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011C	2010	2009	2008
Net asset value, beginning of period	$18.99	$18.56	$16.32	$15.01	$26.03
Income from investment operations:
Net investment incomeA	0.45	0.39	0.32	0.35	0.51
Net gains (losses) on securities (both realized and unrealized)	2.60	0.30	2.22	1.40	(10.41)
Total income (loss) from investment operations	3.05	0.69	2.54	1.75	(9.90)
Less distributions:
Dividends from net investment income	(0.46)	(0.26)	(0.30)	(0.44)	(0.41)
Distributions from net realized gains on securities	—	—	—	—	(0.71)
Total distributions	(0.46)	(0.26)	(0.30)	(0.44)	(1.12)
Net asset value, end of period	$21.58	$18.99	$18.56	$16.32	$15.01
Total returnB	16.48%	3.69%	15.68%	12.41%	(39.59)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,914,173	$3,380,918	$3,366,011	$2,221,162	$2,038,539
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.59%	0.58%	0.59%	0.61%	0.58%
Expenses, net of reimbursements	0.59%	0.58%	0.59%	0.61%	0.58%
Net investment income (loss), before reimbursements	2.23%	1.96%	1.73%	2.36%	2.19%
Net investment income, net of reimbursements	2.23%	1.96%	1.73%	2.36%	2.19%
Portfolio turnover rate	30%	90%	28%	27%	28%
A	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
Prospectus	108	Additional Information

	Large Cap Value Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011C	2010	2009	2008
Net asset value, beginning of period	$17.99	$17.61	$15.51	$14.29	$24.83
Income from investment operations:
Net investment incomeA	0.36	0.30	0.23	0.28	0.41
Net gains (losses) on securities (both realized and unrealized)	2.47	0.29	2.12	1.34	(9.88)
Total income (loss) from investment operations	2.83	0.59	2.35	1.62	(9.47)
Less distributions:
Dividends from net investment income	(0.39)	(0.21)	(0.25)	(0.40)	(0.36)
Distributions from net realized gains on securities	—	—	—	—	(0.71)
Total distributions	(0.39)	(0.21)	(0.25)	(0.40)	(1.07)
Net asset value, end of period	$20.43	$17.99	$17.61	$15.51	$14.29
Total returnB	16.05%	3.30%	15.27%	11.99%	(39.72)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,635,333	$3,761,691	$4,140,584	$3,798,632	$3,594,565
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.96%	0.95%	0.96%	0.93%	0.83%
Expenses, net of reimbursements	0.96%	0.95%	0.96%	0.93%	0.83%
Net investment income (loss), before reimbursements	1.89%	1.59%	1.36%	2.05%	1.94%
Net investment income, net of reimbursements	1.89%	1.59%	1.36%	2.05%	1.94%
Portfolio turnover rate	30%	90%	28%	27%	28%
A	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
Prospectus	109	Additional Information

	Large Cap Value Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011C	2010	2009	2008
Net asset value, beginning of period	$17.83	$17.47	$15.39	$14.19	$24.70
Income from investment operations:
Net investment incomeA	0.31	0.27	0.21	0.26	0.32
Net gains (losses) on securities (both realized and unrealized)	2.48	0.28	2.10	1.32	(9.79)
Total income (loss) from investment operations	2.79	0.55	2.31	1.58	(9.47)
Less distributions:
Dividends from net investment income	(0.37)	(0.19)	(0.23)	(0.38)	(0.33)
Distributions from net realized gains on securities	—	—	—	—	(0.71)
Total distributions	(0.37)	(0.19)	(0.23)	(0.38)	(1.04)
Net asset value, end of period	$20.25	$17.83	$17.47	$15.39	$14.19
Total returnB	15.96%	3.11%	15.14%	11.81%	(39.87)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$103,629	$129,739	$128,080	$114,945	$99,416
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.08%	1.08%	1.10%	1.12%	1.08%
Expenses, net of reimbursements	1.08%	1.08%	1.10%	1.10%	1.08%
Net investment income (loss), before reimbursements	1.78%	1.46%	1.23%	1.84%	1.69%
Net investment income, net of reimbursements	1.78%	1.46%	1.23%	1.86%	1.69%
Portfolio turnover rate	30%	90%	28%	27%	28%
A	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
Prospectus	110	Additional Information

	Large Cap Value Fund-Retirement Class
	Year ended October 31,			May 1 to October 31,
For a share outstanding throughout the period:	2012	2011F	2010	2009
Net asset value, beginning of period	$17.74	$17.32	$15.36	$12.66
Income from investment operations:
Net investment incomeA	0.28	0.20	0.18	0.08
Net gains (losses) on securities (both realized and unrealized)	2.42	0.30	2.07	2.62
Total income (loss) from investment operations	2.70	0.50	2.25	2.70
Less distributions:
Dividends from net investment income	(0.37)	(0.08)	(0.29)	—
Distributions from net realized gains on securities	—	—	—	—
Total distributions	(0.37)	(0.08)	(0.29)	—
Net asset value, end of period	$20.07	$17.74	$17.32	$15.36
Total returnB	15.57%	2.86%	14.78%	21.33% D
Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,230	$1,019	$2	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.42%	1.39%	1.37%	1.37% E
Expenses, net of reimbursements	1.42%	1.39%	1.37%	1.37% E
Net investment income (loss), before reimbursements	1.19%	1.06%	0.95%	1.15% E
Net investment income, net of reimbursements	1.19%	1.06%	0.95%	1.15% E
Portfolio turnover rate	30%	90%	28%	27% C
A	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
D	Not annualized.
E	Annualized.
F	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
Prospectus	111	Additional Information

	Large Cap Value Fund-Y Class
	Year ended October 31,			August 3 to October 31,
For a share outstanding throughout the period:	2012	2011F	2010	2009
Net asset value, beginning of period	$18.92	$18.49	$16.32	$15.59
Income from investment operations:
Net investment incomeA	0.53	0.37	0.29	0.06
Net gains (losses) on securities (both realized and unrealized)	2.50	0.30	2.22	0.67
Total income (loss) from investment operations	3.03	0.67	2.51	0.73
Less distributions:
Dividends from net investment income	(0.48)	(0.24)	(0.34)	—
Distributions from net realized gains on securities	—	—	—	—
Total distributions	(0.48)	(0.24)	(0.34)	—
Net asset value, end of period	$21.47	$18.92	$18.49	$16.32
Total returnB	16.43%	3.58%	15.50%	4.68% D
Ratios and supplemental data:
Net assets, end of period (in thousands)	$88,509	$134,968	$2,123	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.69%	0.69%	0.70%	0.68% E
Expenses, net of reimbursements	0.69%	0.69%	0.70%	0.68% E
Net investment income (loss), before reimbursements	2.12%	1.88%	1.51%	1.58% E
Net investment income, net of reimbursements	2.12%	1.88%	1.51%	1.58% E
Portfolio turnover rate	30%	90%	28%	27% C
A	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
D	Not annualized.
E	Annualized.
F	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
Prospectus	112	Additional Information

	Large Cap Value Fund-A Class
	Year ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011F	2010
Net asset value, beginning of period	$18.01	$17.61	$16.93
Income from investment operations:
Net investment incomeA	0.36	0.24	0.03
Net gains (losses) on securities (both realized and unrealized)	2.44	0.31	0.65
Total income (loss) from investment operations	2.80	0.55	0.68
Less distributions:
Dividends from net investment income	(0.40)	(0.15)	—
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.40)	(0.15)	—
Net asset value, end of period	$20.41	$18.01	$17.61
Total returnB	15.91%	3.12%	4.02% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$6,222	$3,942	$814
Ratios to average net assets (annualized):
Expenses, net of reimbursements	1.12%	1.16%	1.06% D
Expenses, before reimbursements	1.12%	1.16%	1.06% D
Net investment income (loss), before reimbursements	1.66%	1.37%	1.09% D
Net investment income, net of reimbursements	1.66%	1.37%	1.09% D
Portfolio turnover rate	30%	90%	28% E
A	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
Prospectus	113	Additional Information

	Large Cap Value Fund-C Class
	Year ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011F	2010
Net asset value, beginning of period	$17.95	$17.58	$16.17
Income from investment operations:
Net investment incomeA	0.22	0.10	(0.01)
Net gains (losses) on securities (both realized and unrealized)	2.42	0.32	1.42
Total income (loss) from investment operations	2.64	0.42	1.41
Less distributions:
Dividends from net investment income	(0.30)	(0.05)	—
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.30)	(0.05)	—
Net asset value, end of period	$20.29	$17.95	$17.58
Total returnB	14.97%	2.36%	8.72% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,468	$1,329	$38
Ratios to average net assets (annualized):
Expenses, net of reimbursements	1.88%	2.54%	2.14% D
Expenses, before reimbursements	1.87%	1.84%	1.87% D
Net investment income (loss), before reimbursements	0.89%	(0.01)%	(0.76)% D
Net investment income, net of reimbursements	0.89%	0.68%	(0.50)% D
Portfolio turnover rate	30%	90%	28% E
A	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
Prospectus	114	Additional Information

	Mid-Cap Value Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011A	2010	2009	2008
Net asset value, beginning of period	$9.73	$9.27	$7.57	$5.94	$11.01
Income from investment operations:
Net investment income	0.14	0.09	0.08	0.10	0.16
Net gains (losses) on securities (both realized and unrealized)	1.21	0.48	1.67	1.65	(4.31)
Total income (loss) from investment operations	1.35	0.57	1.75	1.75	(4.15)
Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.05)	(0.12)	(0.16)
Distributions from net realized gains on securities	—	—	—	—	(0.76)
Total distributions	(0.13)	(0.11)	(0.05)	(0.12)	(0.92)
Redemption fees added to beneficial interestsB	—	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.95	$9.73	$9.27	$7.57	$5.94
Total returnC,D	14.07%	6.08%	23.19%	30.24%	(40.86)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$34,208	$33,441	$2,778	$2,197	$2,256
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.06%	1.10%	1.06%	1.13%	1.16%
Expenses, net of reimbursements	0.98%	0.97%	0.98%	0.98%	0.98%
Net investment income (loss), before reimbursements	1.17%	0.91%	0.90%	1.14%	1.33%
Net investment income, net of reimbursements	1.25%	1.04%	0.99%	1.29%	1.51%
Portfolio turnover rate	87%	107%	40%	42%	28%
A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share.
C	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	115	Additional Information

	Mid-Cap Value Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011A	2010	2009	2008
Net asset value, beginning of period	$9.71	$9.20	$7.54	$5.92	$10.96
Income from investment operations:
Net investment income (loss)	0.34	(0.03) B	0.06	0.07	0.14
Net gains (losses) on securities (both realized and unrealized)	1.00	0.63	1.65	1.66	(4.31)
Total income (loss) from investment operations	1.34	0.60	1.71	1.73	(4.17)
Less distributions:
Dividends from net investment income	(0.07)	(0.09)	(0.05)	(0.11)	(0.11)
Distributions from net realized gains on securities	—	—	—	—	(0.76)
Total distributions	(0.07)	(0.09)	(0.05)	(0.11)	(0.87)
Redemption fees added to beneficial interestsC	—	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.98	$9.71	$9.20	$7.54	$5.92
Total returnD,E	13.84%	6.49%	22.77%	29.93%	(41.04)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,157	$1,812	$35,223	$23,369	$16,550
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.44%	1.32%	1.27%	1.34%	1.32%
Expenses, net of reimbursements	1.23%	1.23%	1.23%	1.23%	1.23%
Net investment income (loss), before reimbursements	0.75%	1.33%	0.70%	0.87%	1.18%
Net investment income, net of reimbursements	0.96%	1.42%	0.75%	0.98%	1.27%
Portfolio turnover rate	87%	107%	40%	42%	28%
A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Based on average shares outstanding.
C	Amounts represent less than $0.01 per share.
D	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	116	Additional Information

	Mid-Cap Value Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011A	2010	2009	2008
Net asset value, beginning of period	$9.56	$9.12	$7.49	$5.87	$10.94
Income from investment operations:
Net investment income	0.05	0.07	0.07	0.15	0.10
Net gains (losses) on securities (both realized and unrealized)	1.23	0.45	1.61	1.60	(4.27)
Total income (loss) from investment operations	1.28	0.52	1.68	1.75	(4.17)
Less distributions:
Dividends from net investment income	(0.03)	(0.08)	(0.05)	(0.13)	(0.14)
Distributions from net realized gains on securities	—	—	—	—	(0.76)
Total distributions	(0.03)	(0.08)	(0.05)	(0.13)	(0.90)
Redemption fees added to beneficial interestsB	—	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.81	$9.56	$9.12	$7.49	$5.87
Total returnC,D	13.44%	5.65%	22.53%	30.64%	(41.28)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$465	$37	$78	$7	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.99%	1.98%	1.55%	1.58%	2.04%
Expenses, net of reimbursements	1.48%	1.49%	1.44%	1.50%	1.50%
Net investment income (loss), before reimbursements	0.10%	0.21%	0.36%	0.14%	0.48%
Net investment income, net of reimbursements	0.61%	0.69%	0.47%	0.22%	1.02%
Portfolio turnover rate	87%	107%	40%	42%	28%
A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share.
C	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	117	Additional Information

	Mid-Cap Value Fund-Y Class
	Year Ended October 31,		March 1 to October 31,
For a share outstanding throughout the period:	2012	2011A	2010
Net asset value, beginning of period	$9.72	$9.27	$8.48
Income from investment operations:
Net investment income (loss)	0.13	0.08	0.06
Net gains (losses) on securities (both realized and unrealized)	1.21	0.48	0.73
Total income (loss) from investment operations	1.34	0.56	0.79
Less distributions:
Dividends from net investment income	(0.14)	(0.11)	—
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.14)	(0.11)	—
Redemption fees added to beneficial interestsB	—	0.00	0.00
Net asset value, end of period	$10.92	$9.72	$9.27
Total returnC,D	13.97%	5.98%	9.32% E
Ratios and supplemental data:
Net assets, end of period (in thousands)	$516	$52	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.28%	11.62%	1.05% F
Expenses, net of reimbursements	1.06%	1.06%	1.01% F
Net investment income (loss), before reimbursements	0.82%	(9.44)%	0.93% F
Net investment income net of reimbursements	1.03%	1.12%	0.97% F
Portfolio turnover rate	87%	107%	40% G
A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share.
C	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
E	Not Annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	118	Additional Information

	Mid-Cap Value Fund-A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011A	2010
Net asset value, beginning of period	$9.61	$9.18	$9.00
Income from investment operations:
Net investment income (loss)	0.09	0.11	0.01
Net gains (losses) on securities (both realized and unrealized)	1.20	0.40	0.17
Total income (loss) from investment operations	1.29	0.51	0.18
Less distributions:
Dividends from net investment income	(0.08)	(0.08)	—
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.08)	(0.08)	—
Redemption fees added to beneficial interestsB	—	0.00	0.00
Net asset value, end of period	$10.82	$9.61	$9.18
Total returnC,D	13.56%	5.49%	2.00% E
Ratios and supplemental data:
Net assets, end of period (in thousands)	$264	$101	$18
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.61%	3.44%	1.51% F
Expenses, net of reimbursements	1.49%	1.48%	1.48% F
Net investment income (loss), before reimbursements	0.56%	(1.36)%	0.44% F
Net investment income net of reimbursements	0.68%	0.60%	0.47% F
Portfolio turnover rate	87%	107%	40% G
A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share.
C	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
E	Not Annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	119	Additional Information

	Mid-Cap Value Fund-C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011A	2010
Net asset value, beginning of period	$9.56	$9.18	$8.30
Income from investment operations:
Net investment income (loss)	0.06	0.05	(0.01)
Net gains (losses) on securities (both realized and unrealized)	1.15	0.38	0.89
Total income (loss) from investment operations	1.21	0.43	0.88
Less distributions:
Dividends from net investment income	(0.07)	(0.05)	—
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.07)	(0.05)	—
Redemption fees added to beneficial interestsB	—	0.00	0.00
Net asset value, end of period	$10.70	$9.56	$9.18
Total returnC,D	12.75%	4.64%	10.60% E
Ratios and supplemental data:
Net assets, end of period (in thousands)	$254	$22	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.46%	19.14%	3.20% F
Expenses, net of reimbursements	2.22%	2.24%	2.24% F
Net investment income (loss), before reimbursements	(0.40)%	(16.96)%	(1.32)% F
Net investment income net of reimbursements	(0.15)%	(0.06)%	(0.36)% F
Portfolio turnover rate	87%	107%	40% G
A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share.
C	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
E	Not Annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	120	Additional Information

	Small Cap Value Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.75	$17.84	$14.39	$12.53	$22.10
Income from investment operations:
Net investment income (loss)	0.17	0.08	0.08	0.10	0.25
Net gains (losses) on securities (both realized and unrealized)	2.20	0.92	3.46	1.96	(7.13)
Total income (loss) from investment operations	2.37	1.00	3.54	2.06	(6.88)
Less distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.09)	(0.20)	(0.22)
Distributions from net realized gains on securities	—	—	—	—	(2.47)
Total distributions	(0.08)	(0.09)	(0.09)	(0.20)	(2.69)
Net asset value, end of period	$21.04	$18.75	$17.84	$14.39	$12.53
Total returnA,B	12.71%	5.57%	24.71%	16.97%	(34.84)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,189,761	$1,843,285	$1,470,084	$1,040,805	$826,232
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.82%	0.82%	0.81%	0.84%	0.81%
Expenses, net of reimbursements	0.82%	0.82%	0.81%	0.84%	0.81%
Net investment income (loss), before reimbursements	0.87%	0.47%	0.52%	0.87%	1.36%
Net investment income (loss), net of reimbursements	0.87%	0.47%	0.52%	0.87%	1.36%
Portfolio turnover rate	51%	59%	59%	61%	62%
A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	121	Additional Information

	Small Cap Value Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.23	$17.40	$14.05	$12.22	$21.62
Income from investment operations:
Net investment income	0.11	0.02	0.03	0.08	0.20
Net gains (losses) on securities (both realized and unrealized)	2.13	0.88	3.37	1.91	(6.97)
Total income (loss) from investment operations	2.24	0.90	3.40	1.99	(6.77)
Less distributions:
Dividends from net investment income	0.00	(0.07)	(0.05)	(0.16)	(0.16)
Distributions from net realized gains on securities	—	—	—	—	(2.47)
Total distributions	0.00	(0.07)	(0.05)	(0.16)	(2.63)
Net asset value, end of period	$20.47	$18.23	$17.40	$14.05	$12.22
Total returnA,B	12.31%	5.20%	24.21%	16.59%	(35.04)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$748,550	$843,400	$911,737	$719,239	$699,670
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.18%	1.17%	1.18%	1.15%	1.06%
Expenses, net of reimbursements	1.18%	1.17%	1.18%	1.15%	1.06%
Net investment income (loss), before reimbursements	0.51%	0.12%	0.17%	0.59%	1.12%
Net investment income (loss), net of reimbursements	0.51%	0.12%	0.17%	0.59%	1.12%
Portfolio turnover rate	51%	59%	59%	61%	62%
A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	122	Additional Information

	Small Cap Value Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.15	$17.33	$13.97	$12.13	$21.46
Income from investment operations:
Net investment income	0.06	(0.01)	0.01	0.06	0.16
Net gains (losses) on securities (both realized and unrealized)	2.14	0.89	3.35	1.90	(6.93)
Total income (loss) from investment operations	2.20	0.88	3.36	1.96	(6.77)
Less distributions:
Dividends from net investment income	—	(0.06)	—	(0.12)	(0.09)
Distributions from net realized gains on securities	—	—	—	—	(2.47)
Total distributions	—	(0.06)	—	(0.12)	(2.56)
Net asset value, end of period	$20.35	$18.15	$17.33	$13.97	$12.13
Total returnA,B	12.12%	5.07%	24.05%	16.41%	(35.19)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$44,731	$33,032	$32,295	$28,333	$33,479
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.32%	1.32%	1.32%	1.34%	1.31%
Expenses, net of reimbursements	1.32%	1.32%	1.32%	1.31%	1.31%
Net investment income (loss), before reimbursements	0.35%	(0.02)%	0.03%	0.44%	0.86%
Net investment income (loss), net of reimbursements	0.35%	(0.02)%	0.03%	0.48%	0.86%
Portfolio turnover rate	51%	59%	59%	61%	62%
A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	123	Additional Information

	Small Cap Value Fund-Retirement Class
	Year Ended October 31,			May 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009
Net asset value, beginning of period	$18.01	$17.23	$13.95	$11.58
Income from investment operations:
Net investment income (loss)	0.06	0.02	0.04	(0.02)
Net gains (losses) on securities (both realized and unrealized)	2.05	0.81	3.28	2.39
Total income (loss) from investment operations	2.11	0.83	3.32	2.37
Less distributions:
Dividends from net investment income	(0.07)	(0.05)	(0.04)	—
Distributions from net realized gains on securities	—	—	—	—
Total distributions	(0.07)	(0.05)	(0.04)	—
Net asset value, end of period	$20.05	$18.01	$17.23	$13.95
Total returnA,B	11.77%	4.79%	23.82%	20.47% E
Ratios and supplemental data:
Net assets, end of period (in thousands)	$6,366	$1,817	$360	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.63%	1.62%	1.54%	1.53% C
Expenses, net of reimbursements	1.63%	1.62%	1.54%	1.53% C
Net investment income (loss), before reimbursements	0.02%	(0.35)%	(0.20)%	(0.28)% C
Net investment income (loss), net of reimbursements	0.02%	(0.35)%	(0.20%	(0.28)% C
Portfolio turnover rate	51%	59%	59%	61% D
A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
E	Not annualized.
Prospectus	124	Additional Information

	Small Cap Value Fund-Y Class
	Year Ended October 31,			August 3 to October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009
Net asset value, beginning of period	$18.66	$17.76	$14.37	$14.03
Income from investment operations:
Net investment income (loss)	0.15	0.06	0.14	0.00
Net gains (losses) on securities (both realized and unrealized)	2.19	0.92	3.36	0.34
Total income (loss) from investment operations	2.34	0.98	3.50	0.34
Less distributions:
Dividends from net investment income	(0.11)	(0.08)	(0.11)	—
Distributions from net realized gains on securities	—	—	—	—
Total distributions	(0.11)	(0.08)	(0.11)	—
Net asset value, end of period	$20.89	$18.66	$17.76	$14.37
Total returnA,B	12.58%	5.49%	24.44%	2.42% E
Ratios and supplemental data:
Net assets, end of period (in thousands)	$38,982	$29,234	$931	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.91%	0.94%	0.91%	1.11% C
Expenses, net of reimbursements	0.91%	0.94%	0.91%	1.11% C
Net investment income (loss), before reimbursements	0.77%	0.30%	0.39%	0.03% C
Net investment income (loss), net of reimbursements	0.77%	0.30%	0.39%	0.03% C
Portfolio turnover rate	51%	59%	59%	61% D
A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
E	Not annualized.
Prospectus	125	Additional Information

	Small Cap Value Fund-A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$18.19	$17.39	$17.33
Income from investment operations:
Net investment income (loss)	0.08	0.03	0.00
Net gains (losses) on securities (both realized and unrealized)	2.12	0.83	0.06
Total income (loss) from investment operations	2.20	0.86	0.06
Less distributions:
Dividends from net investment income	(0.04)	(0.06)	—
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.04)	(0.06)	—
Net asset value, end of period	$20.35	$18.19	$17.39
Total returnA,B	12.11%	4.92%	0.35% E
Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,064	$1,822	$18
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.44%	1.57%	1.28% C
Expenses, net of reimbursements	1.34%	1.57%	1.28% C
Net investment income (loss), before reimbursements	0.21%	(0.32)%	0.01% C
Net investment income (loss), net of reimbursements	0.32%	(0.32)%	0.01% C
Portfolio turnover rate	51%	59%	59% D
A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
E	Not annualized.
Prospectus	126	Additional Information

	Small Cap Value Fund-C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$18.04	$17.37	$15.62
Income from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	2.06	0.74	1.76
Total income (loss) from investment operations	2.03	0.70	1.75
Less distributions:
Dividends from net investment income	—	(0.03)	—
Distributions from net realized gains on securities	—	—	—
Total distributions	—	(0.03)	—
Net asset value, end of period	$20.07	$18.04	$17.37
Total returnA,B	11.25%	4.06%	11.20% E
Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,330	$1,106	$6
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.21%	2.60%	2.69% C
Expenses, net of reimbursements	2.10%	2.60%	2.10% C
Net investment income (loss), before reimbursements	(0.54)%	(1.36)%	(1.86)% C
Net investment income (loss), net of reimbursements	(0.43)%	(1.36)%	(1.28)% C
Portfolio turnover rate	51%	59%	59% D
A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
E	Not annualized.
Prospectus	127	Additional Information

	Small Cap Value II Fund- Y Class	Small Cap Value II Fund- Investor Class
	November 15, 2011 to October 31,	November 15, 2011 to October 31,
For a share outstanding throughout the period:	2012D	2012D
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income (loss)	0.04	0.01
Net gains (losses) on securities (both realized and unrealized)	0.67	0.67
Total income (loss) from investment operations	0.71	0.68
Less distributions:
Dividends from net investment income	(0.01)	(0.01)
Distributions from net realized gains on securities	—	—
Total distributions	(0.01)	(0.01)
Net asset value, end of period	$10.70	$10.67
Total returnA,B	7.10% C	6.82% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,693	$1,640
Ratios to average net assets (annualized):
Expenses, before reimbursementsE	4.44%	4.80%
Expenses, net of reimbursementsE	1.06%	1.33%
Net investment income (loss), before reimbursementsE	(3.03)%	(3.39)%
Net investment income (loss), net of reimbursementsE	0.35%	0.08%
Portfolio turnover rateF	82%	82%
A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	November 15, 2011 is the inception date of the Small Cap Value II Fund.
E	Annualized.
F	Portfolio turnover rate is for the period from November 15, 2011 through October 31, 2012.
Prospectus	128	Additional Information

	International Equity Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$15.27	$16.67	$15.51	$13.13		$27.32
Income from investment operations:
Net investment income	0.41	0.46	0.35	0.54		0.77
Net gains (losses) on securities (both realized and unrealized)	0.92	(1.41)	1.30	2.78		(11.60)
Total income (loss) from investment operations	1.33	(0.95)	1.65	3.32		(10.83)
Less distributions:
Dividends from net investment income	(0.55)	(0.45)	(0.49)	(0.61)		(0.70)
Distributions from net realized gains on securities	—	—	—	(0.33)		(2.66)
Total distributions	(0.55)	(0.45)	(0.49)	(0.94)		(3.36)
Redemption fees added to beneficial interest	—	—	—	0.00	A	0.00	A
Net asset value, end of period	$16.05	$15.27	$16.67	$15.51		$13.13
Total returnA,B	9.25%	(5.89)%	10.81%	27.44%		(44.81)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$608,256	$512,093	$527,718	$489,837		$567,414
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.72%	0.70%	0.71%	0.73%		0.66%
Expenses, net of reimbursements	0.72%	0.70%	0.71%	0.73%		0.66%
Net investment income (loss), before reimbursements	2.85%	2.90%	2.21%	2.76%		2.91%
Net investment income, net of reimbursements	2.85%	2.90%	2.21%	2.76%		2.91%
Portfolio turnover rate	60%	33%	38%	41%		31%
A	Amounts represent less than $0.01 per share.
B	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	129	Additional Information

	International Equity Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$15.11	$16.42	$15.30	$12.95		$26.99
Income from investment operations:
Net investment incomeA	0.38	0.44	0.29	0.37		0.66
Net gains (losses) on securities (both realized and unrealized)	0.87	(1.44)	1.27	2.87		(11.41)
Total income (loss) from investment operations	1.25	(1.00)	1.56	3.24		(10.75)
Less distributions:
Dividends from net investment income	(0.48)	(0.31)	(0.44)	(0.56)		(0.63)
Distributions from net realized gains on securities	—	—	—	(0.33)		(2.66)
Total distributions	(0.48)	(0.31)	(0.44)	(0.89)		(3.29)
Redemption fees added to beneficial interest	—	—	—	0.00	A	0.00	A
Net asset value, end of period	$15.88	$15.11	$16.42	$15.30		$12.95
Total returnB,C	8.77%	(6.21)%	10.36%	27.08%		(44.96)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$453,142	$386,560	$463,704	$445,596		$426,473
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.09%	1.07%	1.07%	1.05%		0.92%
Expenses, net of reimbursements	1.09%	1.07%	1.07%	1.05%		0.92%
Net investment income (loss), before reimbursements	2.50%	2.55%	1.83%	2.45%		2.82%
Net investment income, net of reimbursements	2.50%	2.55%	1.83%	2.45%		2.82%
Portfolio turnover rate	60%	33%	38%	41%		31%
A	Amounts represent less than $0.01 per share.
B	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	130	Additional Information

	International Equity Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$15.52	$16.74	$15.20	$12.86		$26.83
Income from investment operations:
Net investment income (loss)	0.09	0.07	0.89	0.31		0.62
Net gains (losses) on securities (both realized and unrealized)	1.18	(1.12)	0.65	2.86		(11.35)
Total income (loss) from investment operations	1.27	(1.05)	1.54	3.17		(10.73)
Less distributions:
Dividends from net investment income	(0.43)	(0.17)	—	(0.50)		(0.58)
Distributions from net realized gains on securities	—	—	—	(0.33)		(2.66)
Total distributions	(0.43)	(0.17)	—	(0.83)		(3.24)
Redemption fees added to beneficial interest	—	—	—	0.00	A	0.00	A
Net asset value, end of period	$16.36	$15.52	$16.74	$15.20		$12.86
Total returnB,C	8.59%	(6.35)%	10.13%	26.58%		(45.10)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,397	$1,015	$746	$1,722		$1,546
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.31%	1.24%	1.26%	1.45%		1.19%
Expenses, net of reimbursements	1.31%	1.24%	1.26%	1.44%		1.19%
Net investment income (loss), before reimbursements	2.18%	2.52%	1.64%	2.25%		2.36%
Net investment income, net of reimbursements	2.18%	2.52%	1.64%	2.26%		2.36%
Portfolio turnover rate	60%	33%	38%	41%		31%
A	Amounts represent less than $0.01 per share.
B	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	131	Additional Information

	International Equity Fund-Y Class
	Year Ended October 31,			August 3 to October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009
Net asset value, beginning of period	$15.82	$17.17	$15.52	$14.89
Income from investment operations:
Net investment income	0.41	0.49	0.04	0.04
Net gains (losses) on securities (both realized and unrealized)	0.95	(1.50)	1.61	0.59
Total income (loss) from investment operations	1.36	(1.01)	1.65	0.63
Less distributions:
Dividends from net investment income	(0.53)	(0.34)	—	—
Distributions from net realized gains on securities	—	—	—	—
Total distributions	(0.53)	(0.34)	—	—
Redemption fees added to beneficial interest	—	—	—	0.00	A
Net asset value, end of period	$16.65	$15.82	$17.17	$15.52
Total returnB,C	9.15%	(6.00)%	10.63%	4.23	%D
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,512	$720	$245	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.80%	0.81%	0.81%	0.69	%E
Expenses, net of reimbursements	0.80%	0.81%	0.81%	0.69	%E
Net investment income (loss), before reimbursements	2.74%	3.00%	1.44%	1.00	%E
Net investment income, net of reimbursements	2.74%	3.00%	1.44%	1.00	%E
Portfolio turnover rate	60%	33%	38%	41	%F
A	Amounts represent less than $0.01 per share.
B	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
Prospectus	132	Additional Information

	International Equity Fund-Retirement Class
	Year Ended October 31,			May 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009
Net asset value, beginning of period	$15.44	$16.71	$15.20	$11.78
Income from investment operations:
Net investment income	(0.45)	0.39	0.22	0.12
Net gains (losses) on securities (both realized and unrealized)	1.76	(1.44)	1.29	3.30
Total income (loss) from investment operations	1.31	(1.05)	1.51	3.42
Less distributions:
Dividends from net investment income	—	(0.22)	—	—
Distributions from net realized gains on securities	—	—	—	—
Total distributions	—	(0.22)	—	—
Redemption fees added to beneficial interest	—	—	—	0.00	A
Net asset value, end of period	$16.75	$15.44	$16.71	$15.20
Total returnB,C	8.48%	(6.37)%	9.93%	29.03	%D
Ratios and supplemental data:
Net assets, end of period (in thousands)	$52	$1	$1	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	6.40%	3.43%	1.66%	1.48% E
Expenses, net of reimbursements	1.24%	1.30%	1.47%	1.48% E
Net investment income (loss), before reimbursements	(3.06)%	0.17%	1.25%	1.72% E
Net investment income, net of reimbursements	2.10%	2.30%	1.44%	1.72% E
Portfolio turnover rate	60%	33%	38%	41% F
A	Amounts represent less than $0.01 per share.
B	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
D	Not Annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
Prospectus	133	Additional Information

	International Equity Fund-A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$15.33	$16.40	$14.14
Income from investment operations:
Net investment income (loss)	0.48	0.12	0.03
Net gains (losses) on securities (both realized and unrealized)	0.76	(1.14)	2.23
Total income (loss) from investment operations	1.24	(1.02)	2.26
Less distributions:
Dividends from net investment income	(0.55)	(0.05)	—
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.55)	(0.05)	—
Redemption fees added to beneficial interest	—	—	—
Net asset value, end of period	$16.02	$15.33	$16.40
Total returnA,B	8.62%	(6.26)%	15.98% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,255	$461	$4
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.29%	2.24%	1.26% D
Expenses, net of reimbursements	1.26%	1.22%	1.25% D
Net investment income (loss), before reimbursements	2.03%	1.03%	0.96% D
Net investment income, net of reimbursements	2.07%	2.05%	0.98% D
Portfolio turnover rate	60%	33%	38% E
A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not Annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	134	Additional Information

	International Equity Fund-C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$15.21	$16.39	$14.82
Income from investment operations:
Net investment income (loss)	0.40	0.07	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.71	(1.25)	1.58
Total income (loss) from investment operations	1.11	(1.18)	1.57
Less distributions:
Dividends from net investment income	(0.62)	—	—
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.62)	—	—
Redemption fees added to beneficial interest	—	—	—
Net asset value, end of period	$15.70	$15.21	$16.39
Total returnA,B	7.89%	(7.20)%	10.59% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$115	$76	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.12%	7.39%	2.60% D
Expenses, net of reimbursements	1.98%	1.95%	1.99% D
Net investment income (loss), before reimbursements	1.56%	(4.32)%	(0.81)% D
Net investment income, net of reimbursements	1.70%	1.11%	(0.20)% D
Portfolio turnover rate	60%	33%	38% E
A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not Annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	135	Additional Information

	Emerging Markets Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012		2011A		2010		2009	2008
Net asset value, beginning of period	$12.67		$14.55		$11.95		$9.00	$24.20
Income from investment operations:
Net investment income (loss)	0.12		0.16		0.13		0.05	0.23
Net gains (losses) on securities (both realized and unrealized)	0.11		(1.91)		2.63		4.42	(11.78)
Total income (loss) from investment operations	0.23		(1.75)		2.76		4.47	(11.55)
Less distributions:
Dividends from net investment income	(0.16)		(0.13)		(0.16)		(0.21)	(0.10)
Distributions from net realized gains on securities	(1.41)		—		—		(1.31)	(3.55)
Total distributions	(1.57)		(0.13)		(0.16)		(1.52)	(3.65)
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	—	—
Net asset value, end of period	$11.33		$12.67		$14.55		$11.95	$9.00
Total returnC,D	3.05%		(12.18)%		23.36%		60.56%	(55.59)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$8,256		$8,523		$9,023		$9,494	$5,478
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.50%		1.55%		1.58%		1.66%	1.38%
Expenses, net of reimbursements	1.33%		1.24%		1.39%		1.66%	1.38%
Net investment income (loss), before reimbursements	0.87%		0.99%		0.58%		0.95%	1.35%
Net investment income (loss), net of reimbursements	1.04%		1.30%		0.77%		0.95%	1.35%
Portfolio turnover rate	44%		101%		64%		70%	82%
A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable
Prospectus	136	Additional Information

	Emerging Markets Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012		2011A		2010		2009	2008
Net asset value, beginning of period	$12.44		$14.29		$11.77		$8.85	$23.91
Income from investment operations:
Net investment income (loss)	0.08		0.13		0.04		0.04	0.17
Net gains (losses) on securities (both realized and unrealized)	0.12		(1.93)		2.63		4.35	(11.60)
Total income (loss) from investment operations	0.20		(1.80)		2.67		4.39	(11.43)
Less distributions:
Dividends from net investment income	(0.10)		(0.05)		(0.15)		(0.16)	(0.08)
Distributions from net realized gains on securities	(0.41)		—		—		(1.31)	(3.55)
Total distributions	(0.51)		(0.05)		(0.15)		(1.47)	(3.63)
Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	—	—
Net asset value, end of period	$11.33		$12.44		$14.29		$11.77	$8.85
Total returnC,D	2.72%		(12.65)%		22.85%		60.24%	(55.75)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$8,427		$9,030		$12,478		$10,208	$5,183
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.84%		1.84%		1.86%		1.96%	1.72%
Expenses, net of reimbursements	1.75%		1.70%		1.77%		1.96%	1.72%
Net investment income (loss), before reimbursements	0.56%		0.77%		0.29%		0.65%	1.00%
Net investment income (loss), net of reimbursements	0.65%		0.91%		0.37%		0.65%	1.00%
Portfolio turnover rate	44%		101%		64%		70%	82%
A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	137	Additional Information

	Emerging Markets Fund-Y Class
	Year Ended October 31,				March 1 to October 31,
For a share outstanding throughout the period:	2012		2011A		2010
Net asset value, beginning of period	$12.75		$14.53		$12.29
Income from investment operations:
Net investment income (loss)	0.06		0.13		0.04
Net gains (losses) on securities (both realized and unrealized)	0.16		(1.91)		2.20
Total income (loss) from investment operations	0.22		(1.78)		2.24
Less distributions:
Dividends from net investment income	(0.15)		—		—
Distributions from net realized gains on securities	(1.41)		—		—
Total distributions	(1.56)		—		—
Redemption fees added to beneficial interest	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$11.41		$12.75		$14.53
Total returnC,D	2.91%		(12.25)%		18.23	%E
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,837		$5,296		$13
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.72%		1.68%		1.82% F
Expenses, net of reimbursements	1.44%		1.33%		1.42% F
Net investment income (loss), before reimbursements	(0.05)%		0.99%		0.40% F
Net investment income (loss), net of reimbursements	0.23%		1.35%		0.79% F
Portfolio turnover rate	44%		101%		64% G
A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	138	Additional Information

	Emerging Markets Fund-A Class
	Year Ended October 31,				May 17 to October 31,
For a share outstanding throughout the period:	2012		2011A		2010
Net asset value, beginning of period	$12.47		$14.27		$12.10
Income from investment operations:
Net investment income (loss)	0.10		0.06		0.02
Net gains (losses) on securities (both realized and unrealized)	0.09		(1.85)		2.15
Total income (loss) from investment operations	0.19		(1.79)		2.17
Less distributions:
Dividends from net investment income	(0.14)		(0.01)		—
Distributions from net realized gains on securities	(1.41)		—		—
Total distributions	(1.55)		(0.01)		—
Redemption fees added to beneficial interest	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$11.11		$12.47		$14.27
Total returnC,D	2.64%		(12.58)%		17.93% E
Ratios and supplemental data:
Net assets, end of period (in thousands)	$685		$433		$2
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.01%		2.97%		2.26% F
Expenses, net of reimbursements	1.78%		1.46%		1.78% F
Net investment income (loss), before reimbursements	0.46%		(0.10)%		(0.10)% F
Net investment income (loss), net of reimbursements	0.69%		1.41%		0.39% F
Portfolio turnover rate	44%		101%		64% G
A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	139	Additional Information

	Emerging Markets Fund-C Class
	Year Ended October 31,				September 1 to October 31,
For a share outstanding throughout the period:	2012		2011A		2010
Net asset value, beginning of period	$12.38		$14.26		$12.89
Income from investment operations:
Net investment income (loss)	0.03		0.09		(0.02)
Net gains (losses) on securities (both realized and unrealized)	0.07		(1.97)		1.39
Total income (loss) from investment operations	0.10		(1.88)		1.37
Less distributions:
Dividends from net investment income	(0.02)		—		—
Distributions from net realized gains on securities	(1.41)		—		—
Total distributions	(1.43)		—		—
Redemption fees added to beneficial interest	0.00	B	0.00	B	0.00	B
Net asset value, end of period	$11.05		$12.38		$14.26
Total returnB,C	1.83%		(13.18)%		10.63	%D
Ratios and supplemental data:
Net assets, end of period (in thousands)	$5		$8		$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	3.74%		26.96%		4.49	%E
Expenses, net of reimbursements	2.52%		2.41%		2.54	%E
Net investment income (loss), before reimbursements	(1.19)%		(23.86)%		(2.91	)%E
Net investment income (loss), net of reimbursements	0.03%		0.69%		(0.96	)%E
Portfolio turnover rate	44%		101%		64	%F
A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	140	Additional Information

	High Yield Bond Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012		2011D		2010		2009	2008A
Net asset value, beginning of period	$8.68		$9.05		$8.42		$6.77	$10.11
Income from investment operations:
Net investment income	0.67		0.71		0.75		0.79	0.78
Net gains (losses) on securities (both realized and unrealized)	0.42		(0.37)		0.63		1.66	(3.34)
Total income (loss) from investment operations	1.09		0.34		1.38		2.45	(2.56)
Less distributions:
Dividends from net investment income	(0.67)		(0.71)		(0.75)		(0.80)	(0.78)
Distributions from net realized gains on securities	—		—		—		—	—
Total distributions	(0.67)		(0.71)		(0.75)		(0.80)	(0.78)
Redemption fees added to beneficial interestB	0.00	B	0.00	B	0.00	B	—	—
Net asset value, end of period	$9.10		$8.68		$9.05		$8.42	$6.77
Total returnC	13.12%		3.79%		17.17%		39.06%	(27.03)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$42,026		$41,093		$41,459		$47,254	$62,138
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.93%		0.88%		0.79%		0.79%	0.85%
Expenses, net of reimbursements	0.93%		0.88%		0.79%		0.79%	0.85%
Net investment income (loss), before waivers	7.61%		7.90%		8.69%		11.46%	8.38%
Net investment income, net of reimbursements	7.62%		7.90%		8.69%		11.46%	8.38%
Portfolio turnover rate	100%		149%		176%		212%	157%
A	On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008 Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
D	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
Prospectus	141	Additional Information

	High Yield Bond Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012		2011D		2010		2009	2008A
Net asset value, beginning of period	$8.68		$9.06		$8.42		$6.77	$10.11
Income from investment operations:
Net investment income	0.65		0.69		0.73		0.78	0.75
Net gains (losses) on securities (both realized and unrealized)	0.42		(0.38)		0.64		1.65	(3.34)
Total income (loss) from investment operations	1.07		0.31		1.37		2.43	(2.59)
Less distributions:
Dividends from net investment income	(0.65)		(0.69)		(0.73)		(0.78)	(0.75)
Distributions from net realized gains on securities	—		—		—		—	—
Total distributions	(0.65)		(0.69)		(0.73)		(0.78)	(0.75)
Redemption fees added to beneficial interestB	0.00	B	0.00	B	0.00	B	—	—
Net asset value, end of period	$9.10		$8.68		$9.06		$8.42	$6.77
Total returnC	12.86%		3.41%		17.00%		38.70%	(27.24)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$8,930		$7,560		$54,142		$90,736	$13,949
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.16%		1.09%		1.04%		1.01%	1.10%
Expenses, net of reimbursements	1.16%		1.09%		1.04%		1.01%	1.10%
Net investment income (loss), before reimbursements	7.37%		7.75%		8.48%		9.36%	8.06%
Net investment income, net of reimbursements	7.37%		7.75%		8.48%		9.36%	8.06%
Portfolio turnover rate	100%		149%		176%		212%	157%
A	On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008 Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
D	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
Prospectus	142	Additional Information

	High Yield Bond Fund-Y Class
	Year Ended October 31,				March 1 to October 31,
For a share outstanding throughout the period:	2012		2011		2010
Net asset value, beginning of period	$8.69		$9.06		$8.63
Income from investment operations:
Net investment income	0.64		0.68		0.50
Net gains (losses) on securities (both realized and unrealized)	0.43		(0.37)		0.43
Total income (loss) from investment operations	1.07		0.31		0.93
Less distributions:
Dividends from net investment income	(0.64)		(0.68)		(0.50)
Distributions from net realized gains on securities	—		—		—
Total distributions	(0.64)		(0.68)		(0.50)
Redemption fees added to beneficial interestA	0.00	A	0.00	A	0.00	A
Net asset value, end of period	$9.12		$8.69		$9.06
Total returnB	12.74%		3.36%		11.17	%C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$437		$11		$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.13%		27.02%		0.82	%D
Expenses, net of reimbursements	1.01%		1.61%		0.82	%D
Net investment income (loss), before reimbursements	7.08%		(18.29)%		8.53	%D
Net investment income, net of reimbursements	7.20%		7.11%		8.53	%D
Portfolio turnover rate	100%		149%		176	%E
A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not Annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
Prospectus	143	Additional Information

	High Yield Bond Fund-A Class
	Year Ended October 31,				May 17 to October 31,
For a share outstanding throughout the period:	2012		2011F		2010
Net asset value, beginning of period	$8.69		$9.08		$8.67
Income from investment operations:
Net investment income	0.66		0.69		0.32
Net gains (losses) on securities (both realized and unrealized)	0.42		(0.39)		0.41
Total income (loss) from investment operations	1.08		0.30		0.73
Less distributions:
Dividends from net investment income	(0.66)		(0.69)		(0.32)
Distributions from net realized gains on securities	—		—		—
Total distributions	(0.66)		(0.69)		(0.32)
Redemption fees added to beneficial interestA	0.00	A	0.00	A	0.00	A
Net asset value, end of period	$9.11		$8.69		$9.08
Total returnB	12.88%		3.31%		8.66	%C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$678		$117		$40
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.46%		3.93%		1.30	%D
Expenses, net of reimbursements	1.11%		1.11%		1.12	%D
Net investment income (loss), before reimbursements	6.97%		4.74%		6.93	%D
Net investment income, net of reimbursements	7.32%		7.56%		7.11	%D
Portfolio turnover rate	100%		149%		176	%E
A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not Annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
Prospectus	144	Additional Information

	High Yield Bond Fund-C Class
	Year Ended October 31,				September 1 to October 31,
For a share outstanding throughout the period:	2012		2011F		2010
Net asset value, beginning of period	$8.67		$9.05		$8.68
Income from investment operations:
Net investment income	0.59		0.63		0.09
Net gains (losses) on securities (both realized and unrealized)	0.42		(0.39)		0.37
Total income (loss) from investment operations	1.01		0.24		0.46
Less distributions:
Dividends from net investment income	(0.59)		(0.62)		(0.09)
Distributions from net realized gains on securities	—		—		—
Total distributions	(0.59)		(0.62)		(0.09)
Redemption fees added to beneficial interestA	0.00	A	0.00	A	0.00	A
Net asset value, end of period	$9.09		$8.67		$9.05
Total returnB	12.06%		2.67%		5.31	%C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,262		$403		$37
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.16%		3.15%		2.29	%D
Expenses, net of reimbursements	1.86%		1.85%		1.87	%D
Net investment income (loss), before reimbursements	6.29%		5.53%		4.97	%D
Net investment income, net of reimbursements	6.60%		6.82%		5.40	%D
Portfolio turnover rate	100%		149%		176	%E
A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not Annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
Prospectus	145	Additional Information

	Retirement Income and Appreciation Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.84	$10.81	$10.25	$8.80	$10.50
Income from investment operations:
Net investment income	0.24	0.27	0.36	0.32	0.41
Net gains (losses) on securities (both realized and unrealized)	0.37	0.02	0.51	1.53	(1.39)
Total income (loss) from investment operations	0.61	0.29	0.87	1.85	(0.98)
Less distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.31)	(0.40)	(0.49)
Distributions from net realized gains on securities	(0.06)	—	—	—	(0.23)
Return of capital	—	—	—	—A	—
Total distributions	(0.31)	(0.26)	(0.31)	(0.40)	(0.72)
Net asset value, end of period	$11.14	$10.84	$10.81	$10.25	$8.80
Total returnB,C	5.75%	2.71%	8.60%	21.50%	(10.02)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$163,713	$147,415	$126,022	$93,727	$100,469
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.12%	1.10%	1.08%	1.01%	0.92%
Expenses, net of reimbursements	1.12%	1.10%	1.08%	1.01%	0.92%
Net investment income, before reimbursements	1.98%	2.15%	2.79%	3.86%	3.64%
Net investment income, net of reimbursements	1.98%	2.15%	2.79%	3.86%	3.64%
Portfolio turnover rate	42%	54%	51%	53%	76%
A	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
Prospectus	146	Additional Information

	Retirement Income and Appreciation Fund-Y Class
	Year Ended October 31,		March 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$10.83	$10.80	$10.31
Income from investment operations:
Net investment income	0.28	0.26	0.20
Net gains (losses) on securities (both realized and unrealized)	0.37	0.05	0.49
Total income (loss) from investment operations	0.65	0.31	0.69
Less distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.20)
Distributions from net realized gains on securities	(0.06)	—	—
Return of capital	—	—	—
Total distributions	(0.34)	(0.28)	(0.20)
Net asset value, end of period	$11.14	$10.83	$10.80
Total returnA,B	6.10%	2.96%	6.78	%C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,287	$539	$367
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.87%	1.80%	0.80	%D
Expenses, net of reimbursements	0.81%	0.84%	0.80	%D
Net investment income, before reimbursements	2.20%	1.45%	2.74	%D
Net investment income, net of reimbursements	2.26%	2.41%	2.74	%D
Portfolio turnover rate	42%	54%	51	%E
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not Annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	147	Additional Information

	Retirement Income and Appreciation Fund-A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$10.85	$10.81	$10.37
Income from investment operations:
Net investment income	0.22	0.23	0.13
Net gains (losses) on securities (both realized and unrealized)	0.39	0.05	0.44
Total income (loss) from investment operations	0.61	0.28	0.57
Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.13)
Distributions from net realized gains on securities	(0.06)	—	—
Return of capital	—	—	—
Total distributions	(0.29)	(0.24)	(0.13)
Net asset value, end of period	$11.17	$10.85	$10.81
Total returnA,B	5.78%	2.61%	5.52	%C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,253	$770	$166
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.28%	2.00%	1.20	%D
Expenses, net of reimbursements	1.14%	1.15%	1.14	%D
Net investment income, before reimbursements	1.82%	1.21%	2.03	%D
Net investment income, net of reimbursements	1.95%	2.06%	2.10	%D
Portfolio turnover rate	42%	54%	51	%E
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not Annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	148	Additional Information

	Retirement Income and Appreciation Fund-C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$10.85	$10.82	$10.61
Income from investment operations:
Net investment income	0.13	0.15	0.03
Net gains (losses) on securities (both realized and unrealized)	0.39	0.04	0.20
Total income (loss) from investment operations	0.52	0.19	0.23
Less distributions:
Dividends from net investment income	(0.14)	(0.16)	(0.02)
Distributions from net realized gains on securities	(0.06)	—	—
Return of capital	—	—	—
Total distributions	(0.20)	(0.16)	(0.02)
Net asset value, end of period	$11.17	$10.85	$10.82
Total returnA,B	4.87%	1.75%	2.19	%C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,977	$1,587	$1,035
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.04%	1.99%	2.33	%D
Expenses, net of reimbursements	1.97%	1.94%	1.96	%D
Net investment income, before reimbursements	1.06%	1.25%	1.40	%D
Net investment income, net of reimbursements	1.13%	1.30%	1.77	%D
Portfolio turnover rate	42%	54%	51	%E
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions..
C	Not Annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	149	Additional Information

	Intermediate Bond Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.99	$11.10	$10.69	$9.61	$10.10
Income from investment operations:
Net investment income	0.27	0.33	0.39	0.46	0.50
Net gains (losses) on securities (both realized and unrealized)	0.34	0.10	0.40	1.07	(0.51)
Total income (loss) from investment operations	0.61	0.43	0.79	1.53	(0.01)
Less distributions:
Dividends from net investment income	(0.29)	(0.35)	(0.38)	(0.45)	(0.48)
Distributions from net realized gains on securities	(0.05)	(0.19)	—	—	—
Total distributions	(0.34)	(0.54)	(0.38)	(0.45)	(0.48)
Net asset value, end of period	$11.26	$10.99	$11.10	$10.69	$9.61
Total returnA	5.59%	4.11%	7.56%	16.17%	(0.26)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$388,491	$275,234	$290,734	$210,983	$147,634
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.33%	0.35%	0.33%	0.32%	0.30%
Expenses, net of reimbursements	0.33%	0.35%	0.33%	0.32%	0.30%
Net investment income, before reimbursements	2.25%	3.12%	3.39%	4.31%	4.70%
Net investment income, net of reimbursements	2.25%	3.12%	3.39%	4.32%	4.70%
Portfolio turnover rate	144%	75%	96%	157%	105%
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	150	Additional Information

	Intermediate Bond Fund-Investor Class
	Year Ended October 31,			March 2 to October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009
Net asset value, beginning of period	$10.97	$11.08	$10.68	$10.14
Income from investment operations:
Net investment income	0.22	0.29	0.33	0.27
Net gains (losses) on securities (both realized and unrealized)	0.35	0.10	0.41	0.54
Total income (loss) from investment operations	0.57	0.39	0.74	0.81
Less distributions:
Dividends from net investment income	(0.24)	(0.31)	(0.34)	(0.27)
Distributions from net realized gains on securities	(0.05)	(0.19)	—	—
Total distributions	(0.29)	(0.50)	(0.34)	(0.27)
Net asset value, end of period	$11.25	$10.97	$11.08	$10.68
Total returnA	5.20%	3.65%	7.01%	8.05	%B
Ratios and supplemental data:
Net assets, end of period (in thousands)	$11,011	$3,729	$3,829	$2,213
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.84%	0.86%	0.83%	1.22	%C
Expenses, net of reimbursements	0.79%	0.79%	0.76%	0.81	%C
Net investment income, before reimbursements	1.80%	2.59%	2.88%	3.33	%C
Net investment income, net of reimbursements	1.86%	2.66%	2.95%	3.74	%C
Portfolio turnover rate	144%	75%	96%	157	%D
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not Annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
Prospectus	151	Additional Information

	Intermediate Bond Fund-Y Class
	Year Ended October 31,		March 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$11.03	$11.10	$10.69
Income from investment operations:
Net investment income	0.26	0.27	0.23
Net gains (losses) on securities (both realized and unrealized)	0.32	0.17	0.41
Total income (loss) from investment operations	0.58	0.44	0.64
Less distributions:
Dividends from net investment income	(0.25)	(0.32)	(0.23)
Distributions from net realized gains on securities	(0.05)	(0.19)	—
Total distributions	(0.30)	(0.51)	(0.23)
Net asset value, end of period	$11.31	$11.03	$11.10
Total returnA	5.34%	4.19%	6.03	%B
Ratios and supplemental data:
Net assets, end of period (in thousands)	$113	$60	$382
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.99%	0.73%	0.67	%C
Expenses, net of reimbursements	0.64%	0.65%	0.64	%C
Net investment income, before reimbursements	1.65%	2.74%	2.58	%C
Net investment income, net of reimbursements	2.00%	2.82%	2.60	%C
Portfolio turnover rate	144%	75%	96	%D
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not Annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	152	Additional Information

	Intermediate Bond Fund-A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$10.96	$11.07	$10.74
Income from investment operations:
Net investment income	0.18	0.28	0.13
Net gains (losses) on securities (both realized and unrealized)	0.36	0.09	0.33
Total income (loss) from investment operations	0.54	0.37	0.46
Less distributions:
Dividends from net investment income	(0.21)	(0.29)	(0.13)
Distributions from net realized gains on securities	(0.05)	(0.19)	—
Total distributions	(0.26)	(0.48)	(0.13)
Net asset value, end of period	$11.24	$10.96	$11.07
Total returnA	4.99%	3.45%	4.31	%B
Ratios and supplemental data:
Net assets, end of period (in thousands)	$734	$584	$46
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.12%	1.13%	1.05	%C
Expenses, net of reimbursements	0.99%	0.99%	0.95	%C
Net investment income, before reimbursements	1.48%	2.31%	2.15	%C
Net investment income, net of reimbursements	1.61%	2.46%	2.25	%C
Portfolio turnover rate	144%	75%	96	%+
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not Annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	153	Additional Information

	Intermediate Bond Fund-C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$10.97	$11.08	$11.05
Income from investment operations:
Net investment income	0.13	0.19	0.03
Net gains (losses) on securities (both realized and unrealized)	0.33	0.10	0.03
Total income (loss) from investment operations	0.46	0.29	0.06
Less distributions:
Dividends from net investment income	(0.13)	(0.21)	(0.03)
Distributions from net realized gains on securities	(0.05)	(0.19)	—
Total distributions	(0.18)	(0.40)	(0.03)
Net asset value, end of period	$11.25	$10.97	$11.08
Total returnA	4.21%	2.70%	0.56	%B
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,372	$286	$325
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.87%	1.86%	2.09	%C
Expenses, net of reimbursements	1.73%	1.72%	1.74	%C
Net investment income, before reimbursements	0.75%	1.61%	0.88	%C
Net investment income, net of reimbursements	0.89%	1.75%	1.23	%C
Portfolio turnover rate	144%	75%	96	%D
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not Annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	154	Additional Information

	Short-Term Bond Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$8.71	$8.89	$8.83	$8.58		$8.79
Income from investment operations:
Net investment income (loss)	0.28	0.26	0.23	0.22	A	0.35	A
Net gains (losses) on securities (both realized and unrealized)	(0.05)	(0.25)	0.10	0.33		(0.15)
Total income (loss) from investment operations	0.23	0.01	0.33	0.55		0.20
Less distributions:
Dividends from net investment income	(0.16)	(0.19)	(0.27)	(0.30)		(0.41)
Distributions from net realized gains on securities	—	—	—	—		—
Total distributions	(0.16)	(0.19)	(0.27)	(0.30)		(0.41)
Net asset value, end of period	$8.78	$8.71	$8.89	$8.83		$8.58
Total returnB	2.72%	0.17%	3.78%	6.56%		2.21%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$217,545	$156,937	$131,314	$124,791		$255,725
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.37%	0.37%	0.35%	0.33%		0.31%
Expenses, net of reimbursements	0.37%	0.37%	0.35%	0.33%		0.31%
Net investment income (loss), before reimbursements	1.50%	1.74%	2.27%	2.61%		3.75%
Net investment income (loss), net of reimbursements	1.50%	1.74%	2.27%	2.62%		3.75%
Portfolio turnover rate	18%	65%	60%	140%		21%
A	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	155	Additional Information

	Short-Term Bond Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$8.72	$8.89	$8.84	$8.59		$8.81
Income from investment operations:
Net investment income	(0.19)	0.14	0.08	0.20	A	0.29	A
Net gains (losses) on securities (both realized and unrealized)	0.39	(0.15)	0.21	0.34		(0.15)
Total income (loss) from investment operations	0.20	(0.01)	0.29	0.54		0.14
Less distributions:
Dividends from net investment income	(0.13)	(0.16)	(0.24)	(0.29)		(0.36)
Distributions from net realized gains on securities	—	—	—	—		—
Total distributions	(0.13)	(0.16)	(0.24)	(0.29)		(0.36)
Net asset value, end of period	$8.79	$8.72	$8.89	$8.84		$8.59
Total returnB	2.28%	(0.12)%	3.33%	6.34%		1.54%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$14,203	$24,557	$23,175	$30,402		$7,733
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.89%	0.90%	0.86%	0.85%		0.88%
Expenses, net of reimbursements	0.79%	0.78%	0.67%	0.54%		0.85%
Net investment income (loss), before reimbursements	0.99%	1.18%	1.75%	1.89%		3.16%
Net investment income (loss), net of reimbursements	1.09%	1.30%	1.94%	2.20%		3.19%
Portfolio turnover rate	18%	65%	60%	140%		21%
A	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
Prospectus	156	Additional Information

	Short Term Bond Fund-Y Class
	Year Ended October 31,		March 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$8.73	$8.90	$8.84
Income from investment operations:
Net investment income (loss)	0.10	0.15	0.15
Net gains (losses) on securities (both realized and unrealized)	0.11	(0.15)	0.08
Total income (loss) from investment operations	0.21	0.00	0.23
Less distributions:
Dividends from net investment income	(0.17)	(0.17)	(0.17)
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.17)	(0.17)	(0.17)
Net asset value, end of period	$8.77	$8.73	$8.90
Total returnA	2.42%	0.04%	2.55	%B
Ratios and supplemental data:
Net assets, end of period (in thousands)	$272	$344	$51
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.72%	1.43%	0.65	%C
Expenses, net of reimbursements	0.64%	0.60%	0.64	%C
Net investment income (loss), before reimbursements	1.16%	0.57%	1.45	%C
Net investment income (loss), net of reimbursements	1.24%	1.40%	1.47	%C
Portfolio turnover rate	18%	65%	60	%D
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not Annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	157	Additional Information

	Short Term Bond Fund-A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$8.71	$8.89	$8.84
Income from investment operations:
Net investment income (loss)	0.08	0.15	0.09
Net gains (losses) on securities (both realized and unrealized)	0.11	(0.18)	0.07
Total income (loss) from investment operations	0.19)	(0.03)	0.16
Less distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.11)
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.12)	(0.15)	(0.11)
Net asset value, end of period	$8.78	$8.71	$8.89
Total returnA	2.22%	(0.33)%	1.78	%B
Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,951	$3,428	$44
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.12%	1.38%	1.02	%C
Expenses, net of reimbursements	0.85%	0.84%	0.81	%C
Net investment income (loss), before reimbursements	0.75%	0.49%	0.49	%C
Net investment income (loss), net of reimbursements	1.03%	1.03%	0.69	%C
Portfolio turnover rate	18%	65%	60	%D
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not Annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	158	Additional Information

	Short Term Bond Fund-C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$8.72	$8.90	$8.88
Income from investment operations:
Net investment income (loss)	0.02	0.12	(0.04)
Net gains (losses) on securities (both realized and unrealized)	0.11)	(0.21)	0.08
Total income (loss) from investment operations	0.13	(0.09)	0.04
Less distributions:
Dividends from net investment income	(0.06)	(0.09)	(0.02)
Distributions from net realized gains on securities	—	—	—
Total distributions	(0.06)	(0.09)	(0.02)
Net asset value, end of period	$8.79	$8.72	$8.90
Total returnA	1.46%	(1.00)%	0.48	%B
Ratios and supplemental data:
Net assets, end of period (in thousands)	$377	$371	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.90%	2.47%	2.28	%C
Expenses, net of reimbursements	1.59%	1.55%	1.60	%C
Net investment income (loss), before reimbursements	(0.03)%	(0.43)%	(3.57	)%C
Net investment income (loss), net of reimbursements	0.28%	0.49%	(2.88	)%C
Portfolio turnover rate	18%	65%	60	%D
A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not Annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
Prospectus	159	Additional Information

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (“SAI”)
The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.	The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	americanbeaconfunds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

Custodian State Street Bank and Trust Company Boston, Massachusetts	Transfer Agent Boston Financial Data Services Kansas City, Missouri	Independent Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Distributor Foreside Fund Services, LLC Portland, Maine

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon Small Cap Value II, American Beacon International Equity Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Retirement Income and Appreciation Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984

Prospectus	Additional Information